_________________________________________________________________




                        SPRINT CORPORATION

                               and

                          UMB BANK, N.A.

                           Rights Agent



                    __________________________



                       Amended and Restated

                         Rights Agreement

                  Dated as of November 23, 1998



_________________________________________________________________

                          TABLE OF CONTENTS


SECTION                                                      PAGE

1.   Certain Definitions . . . . . . . . . . . . . . . . . . . .3

2.   Appointment of Rights Agent . . . . . . . . . . . . . . . 16

3.   Issue of Rights Certificates. . . . . . . . . . . . . . . 16

4.   Form of Rights Certificates . . . . . . . . . . . . . . . 19

5.   Countersignature and Registration . . . . . . . . . . . . 20

6.   Transfer, Split Up, Combination and Exchange of Rights
     Certificates;
     Mutilated, Destroyed, Lost or Stolen Rights Certificates. 21

7.   Exercise of Rights; Purchase Price; Expiration Date of Rights22

8.   Cancellation and Destruction of Rights Certificates . . . 25

9.   Reservation and Availability of Capital Stock . . . . . . 25

10.  Preferred Stock Record Date . . . . . . . . . . . . . . . 27

11.  Adjustment of Purchase Price, Number and Kind of Shares or
     Number of Rights. . . . . . . . . . . . . . . . . . . . . 27

12.  Certificate of Adjusted Purchase Price or Number of Shares41

13.  Consolidation, Merger or Sale or Transfer of Assets or Earning
     Power . . . . . . . . . . . . . . . . . . . . . . . . . . 41

14.  Fractional Rights and Fractional Shares . . . . . . . . . 48

15.  Rights of Action. . . . . . . . . . . . . . . . . . . . . 50

16.  Agreement of Rights Holders . . . . . . . . . . . . . . . 50

17.  Rights Certificate Holder Not Deemed a Stockholder. . . . 51

18.  Concerning the Rights Agent . . . . . . . . . . . . . . . 51

19.  Merger or Consolidation or Change of Name of Rights Agent 52

SECTION                                                      PAGE
20.  Duties of Rights Agent. . . . . . . . . . . . . . . . . . 52

21.  Change of Rights Agent. . . . . . . . . . . . . . . . . . 54

22.  Issuance of New Rights Certificates . . . . . . . . . . . 55

23.  Redemption and Termination. . . . . . . . . . . . . . . . 55

24.  Exchange. . . . . . . . . . . . . . . . . . . . . . . . . 56

25.  Notice of Certain Events. . . . . . . . . . . . . . . . . 58

26.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . 58

27.  Supplements and Amendments. . . . . . . . . . . . . . . . 59

28.  Successors. . . . . . . . . . . . . . . . . . . . . . . . 60

29.  Determinations and Actions by the Board of Directors, etc.60

30.  Benefits of this Agreement. . . . . . . . . . . . . . . . 60

31.  Severability. . . . . . . . . . . . . . . . . . . . . . . 60

32.  Governing Law . . . . . . . . . . . . . . . . . . . . . . 61

33.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . 61

34.  Descriptive Headings. . . . . . . . . . . . . . . . . . . 61


EXHIBIT A-1 Terms of Preferred Stock - Sixth Series
EXHIBIT A-2 Terms of Preferred Stock - Eighth Series
EXHIBIT B-1 Form of FON Group Rights Certificate
EXHIBIT B-2 Form of PCS Group Rights Certificate
EXHIBIT B-3 Form of Old Class A Right Certificate
EXHIBIT B-4 Form of Series DT Right Certificate

                       AMENDED AND RESTATED
                         RIGHTS AGREEMENT


          THIS AMENDED AND RESTATED RIGHTS AGREEMENT, is dated as of November 23, 1998 (the "Agreement"), between Sprint Corporation, a Kansas corporation (the "Company" or "Sprint"), and UMB Bank, n.a., a national banking association (the "Rights Agent"), and shall become effective upon the filing of the Initial Charter Amendment (as defined herein).


                       W I T N E S S E T H

          WHEREAS, on June 9, 1997 the Board of Directors of the Company adopted a shareholder rights plan governed by the terms of a rights agreement between the Company and the Rights Agent, dated as of that same date (the "Original Agreement") and distributed one right (an "Existing Right") for each share of Common Stock, par value $2.50 per share, outstanding at the close of business on June 24, 1997 (the "1997 Record Date"), and authorized the issuance of one Existing Right for each share of Sprint Common Stock issued between the 1997 Record Date and the filing of the Initial Charter Amendment.

          WHEREAS, pursuant to the Restructuring and Merger
Agreement (as defined herein) and the Initial Charter Amendment (as defined herein), the Company will create the PCS Group (as defined herein) and the Sprint FON Group (as defined herein);

          WHEREAS, the Initial Charter Amendment and the plan of reclassification effected thereby will (i) reclassify the shares of the Company's existing Class A Common Stock, par value $2.50 per share, together with Existing Rights associated therewith, held by DT or any Qualified Subsidiary of DT into shares of Class A Common Stock - Series DT, par value $2.50 per share, and the Series DT Rights (as defined herein) associated therewith will reflect the amendment of the Existing Rights effected by this Amended and Restated Rights Agreement, and (ii) leave outstanding the shares of the existing Class A Common Stock, par value $2.50 per share, held by FT or any Qualified Subsidiary of FT, and the Old Class A Right (as defined herein) associated therewith will reflect the amendment and redesignation of each Existing Right effected by this Amended and Restated Rights Agreement;

          WHEREAS, each Existing Right is amended by this Amended and Restated Rights Agreement to be, and is redesignated as, a FON Group Right (as defined herein);

          WHEREAS, after the filing of the Initial Charter
Amendment pursuant to K.S.A. Section 17-6003(d) but prior to the filing of the Subsequent Charter Amendment pursuant to said section, (i) the Sprint Common Stock (as defined herein), the Series 2 Common Stock (as defined herein), the Old Class A Common Stock (as defined herein), and the Class A Common Stock - Series DT (as defined herein) will track the performance of the Sprint FON Group and, (ii) to the extent of the Number Of Shares Issuable With Respect To The Intergroup Interest (as defined herein) inherent in such classes or series of stock, together with the Series 1 PCS Stock (as defined herein), the Series 2 PCS Stock (as defined herein) and the Series 3 PCS Stock (as defined herein), will track the performance of the PCS Group;

          WHEREAS, the Company plans to issue Series 2 PCS Stock (as defined herein) pursuant to the mergers contemplated by the Restructuring and Merger Agreement and to make an initial primary underwritten public offering of Series 1 PCS Stock (as defined herein) concurrently with the consummation of such mergers and all shares of PCS Group Common Stock (as defined herein) shall have PCS Group Rights (as defined herein) associated therewith;

          WHEREAS, the Company plans to effect a Recapitalization (as defined herein), within 120 days of the consummation of the mergers contemplated by the Restructuring and Merger Agreement, which, following approval of the Subsequent Charter Amendment by the stockholders of the Company in accordance with applicable law and the then existing Articles of Incorporation and Bylaws of the Company, will upon filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d) reclassify (i) each share of Common Stock of the Company, par value $2.50 per share, together with a FON Group Right associated therewith, into (A) one share of Series 1 FON Stock (as defined herein), together with a FON Group Right associated therewith, and (B) one-half of a share of Series 1 PCS Stock, together with one-half of a PCS Group Right associated therewith, and (ii) each share of Series 2 Common Stock, together with a FON Group Right associated therewith, into one share of Series 2 FON Stock (as defined herein), together with a FON Group Right associated therewith, and each share of (A) Old Class A Common Stock, shall remain outstanding, together with an Old
Class A Right (as defined herein) associated therewith, (B) Class A Common Stock - Series DT shall remain outstanding, together with a Series DT Right associated therewith, (C) Series 1 PCS Stock shall remain outstanding, together with a PCS Group Right associated therewith, (D) Series 2 PCS Stock shall remain outstanding, together with a PCS Group Right associated therewith, and
(E) Series 3 PCS Stock shall remain outstanding, together with a PCS Group Right associated therewith;

          WHEREAS, after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), (i) the Series 1 FON Stock, the Series 2 FON Stock, the Old Class A Common Stock (but only to the extent of the Number Of Shares Issuable With Respect To The Old Class A Equity Interest In The FON Group), and the Class A Common Stock - Series DT (but only to the extent of the Number Of Shares Issuable With Respect To The Class A - Series DT Equity Interest In The FON Group) shall track the performance of the Sprint FON Group; and (ii) to the extent of the Number Of Shares Issuable With Respect To The FON Group Intergroup Interest inherent in such classes and series of stock, together with the Series 1 PCS Stock, the Series 2 PCS Stock, the Series 3 PCS Stock, the Old Class A Common Stock (but only to the extent of the Number Of Shares Issuable With Respect To The Old Class A Equity Interest In The PCS Group), and the Class A Common Stock - Series DT (but only to the extent of the Number Of Shares Issuable With Respect To The Class A - Series DT Equity Interest In The PCS Group), shall track the performance of the PCS Group;

          WHEREAS, (i) each FON Group Right will initially represent the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series of the Company (subject to adjustment as hereinafter provided), (ii) each PCS Group Right will initially represent the right to purchase one one-thousandth of a share of Preferred Stock - Eighth Series of the Company (subject to adjustment as hereinafter provided), (iii) each Old Class A Right will initially represent (A) if exercised prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series of the Company (subject to adjustment as hereinafter provided), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A.
Section 17-6003(d), (x) the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series of the Company (subject to adjustment as hereinafter provided) for each share represented by the quotient of the Number Of Shares Issuable With Respect To
The Old Class A Equity Interest In The FON Group divided by the aggregate number of shares of Old Class A Common Stock issued and outstanding at such time, and (y) the right to purchase one one-thousandth of a share of Preferred Stock - Eighth Series of the Company (subject to adjustment as hereinafter provided) for each share represented by the quotient of the Number Of Shares Issuable
With Respect To The Old Class A Equity Interest In The PCS Group divided by the aggregate number of shares of Old Class A Common
Stock issued and outstanding at such time, (iv) each Series DT
Right will initially represent (A) if exercised prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series of the Company (subject to adjustment as hereinafter provided), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A.
Section 17-6003(d), (x) the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series of the Company (subject to adjustment as hereinafter provided) for each share represented by the quotient of the Number Of Shares Issuable With Respect To
The Class A - Series DT Equity Interest In The FON Group divided by the aggregate number of shares of Class A Common Stock - Series DT issued and outstanding at such time, and (y) the right to purchase one one-thousandth of a share of Preferred Stock - Eighth Series of the Company (subject to adjustment as hereinafter provided) for each share represented by the quotient of the Number Of Shares
Issuable With Respect To The Class A - Series DT Equity Interest In
The PCS Group divided by the aggregate number of shares of Class A
Common Stock - Series DT issued and outstanding at such time, in each case upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby (i) agree that each Existing Right is hereby amended to be, and is hereby redesignated as, a FON Group Right, and (ii) otherwise agree as follows:

          Section 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of the Voting Securities of the Company then outstanding representing 15% or more of the Voting
Power of the Company other than as a result of a Qualifying Offer, but shall not include (i) the Company, (ii) any Subsidiary of the
      Company, (iii) any employee benefit plan of the Company or of any
Subsidiary of the Company, or (iv) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan. Notwithstanding the preceding sentence:

               (w) in order to effectuate Section 6.23 of the Restructuring and Merger Agreement:

                    (1) a holder of Series 2 PCS Stock (or Series 2 FON Stock) shall not be deemed to Beneficially Own the shares of Series 1 PCS Stock (or Series 1 FON Stock) issuable upon conversion thereof prior to the time of such conversion (including for purposes of calculating the Voting Power of the shares held by such holder); and

                    (2) the Beneficial Ownership by a Cable Parent or its Affiliates of the shares of Common Stock of the Company acquired by such Cable Parent or its Affiliates pursuant to the Restructuring and Merger Agreement (including Article 4, Section 6.8 and Section 7.10 of the Restructuring and Merger Agreement and including any other shares of Common Stock of the Company acquired upon conversion on reclassification thereof, or upon payment of any dividend or other distribution thereon), or acquired upon the conversion of any such shares, shall not in and of itself constitute Beneficial Ownership of shares sufficient so as to result in such Cable Parent or its Affiliates being an Acquiring Person; and

                    (3) in the event any transferee of shares of Common Stock of the Company from a Cable Parent or any of its Affiliates (whose Beneficial Ownership of Common Stock of the Company (and the Voting Power thereof) did not exceed 15% or more of the Voting Power of the Company as of the time of the acquisition of such shares (including following any conversion of shares of Series
          2 PCS Stock or Series 2 FON Stock into Series 1 PCS Stock or Series 1 FON Stock in connection therewith) so as to make such transferee an "Acquiring Person") subsequently exceeds 15% or more of the Voting Power of the Company as a result of the operation of the provisions of Section
          3.2 of Article Sixth of the Initial Charter Amendment, or the Subsequent Charter Amendment, or any successor provision of said Section 3.2, the Company shall either
          (A) approve the Beneficial Ownership of the Common Stock then held by such transferee or (B) provide such transferee with a period of 30 days in which to divest a sufficient number of shares (or to make other appropriate arrangements reasonably acceptable to the Company) to decrease such transferee's Voting Power represented by Beneficial Ownership of Voting Securities to less than 15% of the Voting Power of the Company prior to such transferee's becoming an "Acquiring Person."

               (x)  none of (A) FT, DT or any Affiliate or
     Associate thereof or (B) any Strategic Investor or Passive Financial Institution (each as defined in the Standstill Agreement) which is deemed to be part of a "group" (within the meaning of the Exchange Act) with FT, DT or any of their Affiliates or Associates with respect to the Company solely by virtue of its investment in a Qualified Subsidiary (collectively, "FT/DT Parties") shall be deemed to be an Acquiring Person unless the FT/DT Parties individually or in the aggregate become the Beneficial Owner of more than the sum of (i) the Permitted Standstill Limit, and (ii) 0.5% of the Voting Power of the Company represented by all Voting Securities of the Company then outstanding (the maximum number of Voting Securities permitted pursuant to this clause (x) to be Beneficially Owned by the FT/DT Parties individually or in the aggregate without any such Persons being Acquiring Persons is referred to herein as "FT/DT Permitted Level");

               (y) no Person (other than any of the FT/DT Parties, individually or collectively) shall become an Acquiring Person solely as a result of a reduction in the number of shares of Voting Securities outstanding due to the repurchase of such securities by the Company, unless and until such Person shall purchase or otherwise become the Beneficial Owner of additional Voting Securities constituting 0.5% or more of the Voting Power represented by such securities then outstanding other than pursuant to a Qualifying Offer; and

               (z) no Person (other than any of the FT/DT Parties, individually or collectively) shall become an Acquiring Person solely as a result of an increase, pursuant to the provisions of Section 3.2 of Article Sixth of the Initial Charter Amendment, or the Subsequent Charter Amendment, or any successor provision of said Section 3.2, of the Beneficial Ownership of Voting Securities of the Company then outstanding representing Voting Power of the shares of Common Stock held by such Person to 15% or more of the Voting Power of the Company, if within ten Business Days after the date upon which the Company shall first become aware of the occurrence of such an event, the Board of Directors in its sole discretion (1) approves the Beneficial Ownership of such Voting Securities then held by such Person, together with all Affiliates and Associates of such Person, or (2) provides such Person a thirty day period to divest a sufficient number of Voting Securities so as to decrease the Beneficial Ownership of Voting Securities of the Company by such Person, together with all Affiliates and Associates of such Person, to less than 15% of the Voting Power of the Company and such Person, together with all Affiliates and Associates of such Person, has so divested at the end of any such thirty day period.

The phrase "then outstanding," when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder. The term "Permitted Standstill Limit" shall mean the maximum number of Voting Securities permitted to be Beneficially Owned by FT, DT and their Affiliates and Associates, individually or in the aggregate, under Sections 2.1(a)(i) and 2.3 of the Standstill Agreement (but not (x) Section 2.1(a)(ii) or 2.2, or (y) Section 2.3 thereof, to the extent based upon an applicable Percentage Limitation as determined by Section 2.1(a)(ii) or 2.2 thereof, or (z) clause (ii) of Section 2.3(a)); provided that if the Standstill Agreement is terminated or the provisions of Section 2.1(a)(i) have expired, the term "Permitted Standstill Limit" shall mean the maximum number of Voting Securities that would have been permitted to be Beneficially Owned by FT, DT and their Affiliates and Associates under Sections 2.1(a)(i) and 2.3 of the Standstill Agreement (but not (x) Sections 2.1(a)(ii) or 2.2, or (y) Section
2.3 thereof, to the extent based upon an applicable Percentage
Limitation as determined by Section 2.1(a)(ii) or 2.2 thereof, or
(z) clause (ii) of Section 2.3(a)) had the Standstill Agreement not been so terminated or Section 2.1(a)(i) not so expired.

          (b) "Act" shall mean the Securities Act of 1933, as amended.

          (c) "Adjustment Shares" shall mean FON Adjustment Shares and/or PCS Adjustment Shares, and/or Old Class A Adjustment Shares and/or Series DT Adjustment Shares, as the context requires.

          (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement; provided, however, that when used to indicate a relationship with the FT/DT Parties, the terms "Affiliate" and "Associate" shall have the respective meanings set forth in the Standstill Agreement.

          (e) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

               (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately, or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or
     (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or
     Section 22 hereof (the "Original Rights") or pursuant to
     Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

               (ii) which such Person or any of such Person's
     Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General
     Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (e)) or disposing of any Voting Securities of the Company; provided, however, that nothing in this paragraph (e) shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such person's participation in good faith in a firm commitment underwriting under the Act until the expiration of forty days after the date of such acquisition. Notwithstanding anything in this definition of Beneficial Owner to the contrary, a Person who, prior to the Distribution Date, is a member of the Board of Directors or an officer of the Company or who is an Affiliate or Associate of a member of the Board of Directors or officer of the Company (each, an "Excluded Person") shall not be deemed to "beneficially own" shares of Common Stock held by another Excluded Person solely by reason of any agreement, arrangement or understanding, written or otherwise, entered into in opposition to any transaction or in support of a Qualifying Offer. Notwithstanding anything in this definition of Beneficial Owner to the contrary, (i) Common Stock or Preferred Stock held by one of FT or DT or its Affiliates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates, (ii) shares of Common Stock held by the Cable Parents shall be deemed to be Beneficially Owned by FT or DT as a result of rights under the Top-Up Agreement only to the extent that FT, DT or their Affiliates or Associates have (A) acquired shares of Common Stock pursuant to the Top-Up Agreement, or (B) become irrevocably committed to acquire, and the Cable Parents have become irrevocably committed to sell, shares of Common Stock pursuant to the Top-Up Agreement (with such Beneficial Ownership to be determined on a full-voting basis), subject only to customary closing conditions, if any, and (iii) FT, DT and their Affiliates and Associates shall not be deemed to Beneficially Own any incremental Voting Power resulting solely from an increase in Voting Power provided for by the application of Section 7.5(d) of Article Sixth of the Initial Charter Amendment, or the Subsequent Charter Amendment, or any successor provision of said Section 7.5(d).

          (f) "Board of Directors" shall mean the Board of Directors of the Company as constituted from time to time.

          (g) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of Kansas are authorized or obligated by law or executive order to close.

          (h)  "Cable Parent" shall mean any one of the Cable
Parents.

          (i)  "Cable Parents" shall mean  Tele-Communications,
Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, and Cox Communications, Inc., a Delaware corporation, collectively.

          (j) "Class A Common Stock" shall have the meaning set forth in the Initial Charter Amendment prior to the filing of the Subsequent Charter Amendment, and in the Subsequent Charter
Amendment after the filing of the Subsequent Charter Amendment, in each case pursuant to K.S.A. Section 17-6003(d).

          (k) "Class A Common Stock - Series DT" shall have the meaning set forth in the Initial Charter Amendment prior to the filing of the Subsequent Charter Amendment, and in the Subsequent Charter Amendment after the filing of the Subsequent Charter Amendment, in each case pursuant to K.S.A. Section 17-6003(d).

          (l)  "Close of business" on any given date shall mean
5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

          (m) "Common Stock" (i) when used with reference to the Company shall mean (A) if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d): Sprint Common Stock, and/or Series 2 Common Stock, and/or Old Class A Common Stock, and/or Class A Common Stock - Series DT, and/or Series 1 PCS Stock, and/or Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires, and (B) if after the filing of the Subsequent Charter Amendment: Series 1 FON Stock, and/or Series 2 FON Stock, and/or Series 3 FON Stock, and/or Old Class A Common Stock, and/or Class A Common Stock - Series DT, and/or Series 1 PCS Stock, and/or Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires; and (ii) when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

          (n) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (o) "Current Market Price" shall have the meaning set forth in Section 11(d)(i) hereof.

          (p)  "Current Value" shall have the meaning set forth in
Section 11(a)(iii) hereof.

          (q) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

          (r)  "DT" shall mean Deutsche Telekom AG.

          (s)  "Effective Date" shall mean November 23, 1998.

          (t)  "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended and in effect on the date of this Agreement.

          (u)  "Exchange Ratio" shall have the meaning set forth in
Section 24(a) hereof.

          (v) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (w) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (x) "FON Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (y) "FON Group Common Stock" shall mean (i) if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A.
Section 17-6003(d), Sprint Common Stock, and/or Series 2 Common Stock, in each case as the context requires, and (ii) if after the filing of the Subsequent Charter Amendment pursuant to K.S.A.
Section 17-6003(d), Series 1 FON Stock, and/or Series 2 FON Stock, and/or Series 3 FON Stock, in each case as the context requires.

          (z) "FON Group Right" shall mean one right (as such number may hereinafter be adjusted pursuant to the provisions of
Section 11(p) hereof) for (i) each share of FON Group Common Stock outstanding at the time of filing the Initial Charter Amendment pursuant to K.S.A. Section 17-6003(d), and (ii) each share of FON Group Common Stock issued between the filing of the Initial Charter Amendment (whether originally issued or delivered from the Company's treasury) and the Distribution Date, and in certain circumstances, after the Distribution Date, each such right initially representing the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series (subject to adjustment as hereinafter provided), upon the terms and subject to the conditions herein set forth.

          (aa) "FON Group Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (bb) "FON Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

          (cc) "FON Stock" shall mean the Series 1 FON Stock, the
Series 2 FON Stock and the Series 3 FON Stock.

          (dd) "FT" shall mean France Telecom SA.

          (ee) "FT/DT Parties" shall have the meaning set forth in clause (x) of the definition of "Acquiring Person" hereof.

          (ff) "Initial Charter Amendment" shall have the meaning set forth in the Restructuring and Merger Agreement.

          (gg) "NASDAQ" shall have the meaning set forth in Section 11(d)(i) hereof.

          (hh) "Number Of Shares Issuable With Respect To The
Class A - Series DT Equity Interest In The FON Group" shall have the meaning set forth in the Subsequent Charter Amendment.

          (ii) "Number Of Shares Issuable With Respect To The Class A - Series DT Equity Interest In The PCS Group" shall have the meaning set forth in the Subsequent Charter Amendment.

          (jj) "Number Of Shares Issuable With Respect To The FON
Group Intergroup Interest" shall have the meaning set forth in the Subsequent Charter Amendment.

          (kk) "Number Of Shares Issuable With  Respect To The
Intergroup Interest" shall have the meaning set forth in the Initial Charter Amendment.

          (ll) "Number Of Shares Issuable With Respect To The Old
Class A Equity Interest In The FON Group" shall have the meaning set forth in the Subsequent Charter Amendment.

          (mm) "Number Of Shares Issuable With Respect To The Old
Class A Equity Interest In The PCS Group" shall have the meaning set forth in the Subsequent Charter Amendment.

          (nn) "Old Class A Adjustment Shares" shall mean the total of the "Old Class A FON Adjustment Shares" (as defined in Section
11(a)(ii) hereof) and "Old Class A PCS Adjustment Shares" (as defined in Section 11(a)(ii) hereof).

          (oo) "Old Class A Common Stock" shall have the meaning set forth in the Initial Charter Amendment prior to the filing of the Subsequent Charter Amendment, and in the Subsequent Charter Amendment after the filing of the Subsequent Charter Amendment, in each case pursuant to K.S.A. Section 17-6003(d).

          (pp) "Old Class A Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

          (qq) "Old Class A Right" shall mean one right (as such number may hereinafter be adjusted pursuant to the provisions of
Section 11(p) hereof) for (i) each share of Class A Common Stock held by FT or any Qualified Subsidiary of FT and outstanding at the time of filing the Initial Charter Amendment pursuant to K.S.A.
Section 17-6003(d), and (ii) each share of Old Class A Common Stock issued between the filing of the Initial Charter Amendment (whether originally issued or delivered from the Company's treasury) and the Distribution Date, and in certain circumstances, after the Distribution Date, each such right initially representing (A) if exercised prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series of the Company (subject to adjustment as hereinafter provided), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), (x) the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series, for each share represented by the quotient of the Number Of Shares Issuable With Respect To The Old Class A Equity Interest In The FON Group divided by the aggregate number of shares of Old Class A
Common Stock issued and outstanding at such time, and (y) the right to purchase one one-thousandth of a share of Preferred Stock -
Eighth Series, for each share represented by the quotient of the Number Of Shares Issuable With Respect To The Old Class A Equity Interest In The PCS Group divided by the aggregate number of shares of Old Class A Common Stock issued and outstanding at such time.

          (rr) "Old Class A Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (ss) "Old Class A Eighth Series Purchase Price" shall have the meaning set forth in Section 4(a) and shall be equal to the then current PCS Purchase Price.

          (tt) "Old Class A Sixth Series Purchase Price" shall have the meaning set forth in Section 4(a) hereof and shall be equal to the then current FON Purchase Price.

          (uu) "PCS Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (vv) "PCS Group" shall have the meaning set forth in the Initial Charter Amendment prior to the filing of the Subsequent Charter Amendment, and in the Subsequent Charter Amendment after the filing of the Subsequent Charter Amendment, in each case pursuant to K.S.A. Section 17-6003(d).

          (ww) "PCS Group Common Stock" shall mean Series 1 PCS
Stock, and/or Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires.

          (xx) "PCS Group Right" shall mean one right (as such number may hereinafter be adjusted pursuant to the provisions of
Section 11(p) hereof) for each share of PCS Group Common Stock issued between the filing of the Initial Charter Amendment (whether originally issued or delivered from the Company's treasury) and the Distribution Date, and in certain circumstances, after the Distribution Date, each such right initially representing the right to purchase one one-thousandth of a share of Preferred Stock - Eighth Series (subject to adjustment as hereinafter provided), upon the terms and subject to the conditions herein set forth.

          (yy) "PCS Group Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (zz) "PCS Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

          (aaa) "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

          (bbb) "Preferred Stock" shall mean Preferred Stock - Sixth Series and/or Preferred Stock - Eighth Series as the context requires.

          (ccc) "Preferred Stock - Sixth Series" shall mean shares of Preferred Stock - Sixth Series, Junior Participating, without par value, of the Company, and, to the extent that there are not a sufficient number of shares of Preferred Stock - Sixth Series, Junior Participating, without par value, authorized to permit the full exercise of the FON Group Rights, Old Class A Rights and Series DT Rights, any other series of Preferred Stock, without par value, of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock - Sixth Series, Junior Participating, without par value, of the Company.

          (ddd) "Preferred Stock - Eighth Series" shall mean shares of Preferred Stock - Eighth Series, Junior Participating, without par value, of the Company, and, to the extent that there are not a sufficient number of shares of Preferred Stock - Eighth Series, Junior Participating, without par value, authorized to permit the full exercise of the PCS Group Rights, Old Class A Rights and Series DT Rights, any other series of Preferred Stock, without par value, of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock - Eighth Series, Junior Participating, without par value, of the Company.

          (eee) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

          (fff)     "Purchase Price" shall mean the FON Purchase
Price, and/or Old Class A Purchase Price, and/or the PCS Purchase
Price, and/or Series DT Purchase Price, as the context requires.

          (ggg) "Qualified Subsidiary" shall have the meaning set forth in the Standstill Agreement.

          (hhh) "Qualifying Offer" shall mean an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment banking firms, to be (a) fair to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders.

          (iii)     "Recapitalization" shall mean the
reclassification of each outstanding share of Sprint Common Stock into one share of Series 1 FON Stock and one-half of a share of Series 1 PCS Stock to be effected by the filing of the Subsequent
Charter Amendment.

          (jjj) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

          (kkk) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

          (lll) "Restructuring and Merger Agreement" shall mean that certain agreement, dated as of May 26, 1998, by and among the Company, the Cable Parents, TCI Spectrum Holdings, Inc., a Colorado corporation, Comcast Telephony Services, a Delaware general partnership, Cox Telephony Partnership, a Delaware general partnership, Sprint Enterprises, L.P., a Delaware limited partnership, TCI Philadelphia Holdings, Inc., a Delaware corporation, Com Telephony Services, Inc., a Delaware corporation, Comcast Telephony Services, Inc., a Delaware corporation, Cox Telephony Partners, Inc., a Delaware corporation, Cox Communications Wireless, Inc., a Delaware corporation, SWV One, Inc., a Delaware corporation, SWV Two, Inc., a Delaware corporation, SWV Three, Inc., a Delaware corporation, SWV Four, Inc., a Delaware corporation, SWV Five, Inc., a Delaware corporation, and SWV Six, Inc., a Colorado corporation.

          (mmm) "Rights" shall mean FON Group Rights, and/or Old
Class A Rights, and/or PCS Group Rights, and/or Series DT Rights, as the context requires.

          (nnn) "Rights Certificate" shall mean the FON Group
Rights Certificate, and/or Old Class A Rights Certificate, and/or
PCS Group Rights Certificate, and/or Series DT Rights Certificate, as the context requires.

          (ooo) "Section 11(a)(ii) Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (ppp) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (qqq) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

          (rrr) "Series 2 Common Stock" shall mean the Common Stock
- Series 2, par value $2.50 per share, of Sprint, which will be created by the filing of the Initial Charter Amendment.

          (sss) "Series 1 FON Stock" shall mean the FON Common
Stock - Series 1, par value $2.00 per share, of Sprint, which will be created by the filing of the Subsequent Charter Amendment.

          (ttt) "Series 2 FON Stock" shall mean the FON Common
Stock - Series 2, par value $2.00 per share, of Sprint, which will be created by the filing of the Subsequent Charter Amendment.

          (uuu) "Series 3 FON Stock" shall mean the FON Common
Stock - Series 3, par value $2.00 per share, of Sprint, which will be created by the filing of the Subsequent Charter Amendment.

          (vvv) "Series 1 PCS Stock" shall mean the PCS Common
Stock - Series 1, par value $1.00 per share, of Sprint, which will be created by the filing of the Initial Charter Amendment.

          (www) "Series 2 PCS Stock" shall mean the PCS Common
Stock - Series 2, par value $1.00 per share, of Sprint, which will be created by the filing of the Initial Charter Amendment.

          (xxx) "Series 3 PCS Stock" shall mean the PCS Common
Stock - Series 3, par value $1.00 per share, of Sprint, which will be created by the filing of the Initial Charter Amendment.

          (yyy) "Series DT Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (zzz) "Series DT Eighth Series Purchase Price" shall have the meaning set forth in Section 4(a) hereof and shall be equal to the then current PCS Purchase Price.

          (aaaa) "Series DT Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

          (bbbb) "Series DT Right" shall mean one right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for (i) each share of Class A Common Stock held by DT or any Qualified Subsidiaries of DT and outstanding at the time of filing the Initial Charter Amendment pursuant to K.S.A.
Section 17-6003(d), and (ii) each share of Class A Common Stock -
Series DT issued between the filing of the Initial Charter
Amendment (whether originally issued or delivered from the Company's treasury) and the Distribution Date, and in certain circumstances, after the Distribution Date, each such right initially representing (A) if exercised prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the right to purchase one one-thousandth of a share of Preferred
Stock - Sixth Series, and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d),
(y) the right to purchase one one-thousandth of a share of Preferred Stock - Sixth Series for each share represented by the quotient of the Number Of Shares Issuable With Respect To The Class
A - Series DT Equity Interest In The FON Group divided by the aggregate number of shares of Class A Common Stock - Series DT issued and outstanding at such time, and (z) the right to purchase one one-thousandth of a share of Preferred Stock - Eighth Series for each share represented by the quotient of the Number Of Shares Issuable With Respect To The Class A - Series DT Equity Interest In
The PCS Group divided by the aggregate number of shares of Class A Common Stock - Series DT issued and outstanding at such time.

          (cccc) "Series DT Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (dddd) "Series DT Eighth Series Purchase Price" shall have the meaning set forth in Section 4(a) hereof and shall be equal to the then current PCS Purchase Price.

          (eeee)         "Series DT Sixth Series Purchase Price"
shall have the meaning set forth in Section 4(a) hereof and shall be equal to the then current FON Purchase Price.

          (ffff) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (gggg)         "Sprint Common Stock" shall mean common
stock, par value $2.50 per share of the Company, as provided for in the Initial Charter Amendment.

          (hhhh) "Sprint FON Group" shall have the meaning set forth in the Initial Charter Amendment prior to the filing of the Subsequent Charter Amendment, and in the Subsequent Charter Amendment after the filing of the Subsequent Charter Amendment, in each case pursuant to K.S.A. Section 17-6003(d).

          (iiii)         "Standstill Agreement" shall mean the
Amended and Restated Standstill Agreement, by and among the Company, FT and DT dated as of November 23, 1998.

          (jjjj) "Stock Acquisition Date" shall mean the earlier of the date of (i) the first public announcement (which, for purposes of this definition, shall include, without limitation, a report filed under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the first public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become an Acquiring Person; provided, however, that a Stock Acquisition Date shall not be deemed to have occurred if any Person (including the FT/DT Parties, individually or in the aggregate) shall have inadvertently become an Acquiring Person and within ten Business Days after the date upon which the Company shall first become aware of the occurrence of such an event, the Board of Directors in its sole discretion (1) approves the beneficial ownership interest then held by such Person, or (2) provides such Person a thirty day period to divest a sufficient number of Voting Securities so as to decrease the beneficial ownership of such Person to less than 15% of the Voting Power of the Voting Securities then outstanding (or in the case of the FT/DT Parties (individually or in the aggregate), to not more than the FT/DT Permitted Level) and such Person or the FT/DT Parties have so divested at the end of any such thirty day period.

          (kkkk) "Subsequent Charter Amendment" shall have the meaning set forth in the Restructuring and Merger Agreement.

          (llll) "Subsidiary" shall mean, with reference to any Person, any other Person of which an amount of voting securities sufficient to elect at least a majority of the directors or Persons having similar authority of such other Person is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

          (mmmm) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (nnnn) "Top-Up Agreement" shall mean the Top-Up Right
Agreement, dated May 26, 1998, by and among FT, DT and the Cable
Parents.

          (oooo) "Trading Day" shall have the meaning set forth in
Section 11(d)(i) hereof.

          (pppp) "Triggering Event" shall mean any Section
11(a)(ii) Event or any Section 13 Event.

          (qqqq) "Vote" shall mean, with respect to any entity, the ability to cast a vote at a stockholders', members' or comparable meeting of such entity with respect to the election of directors, managers or other members of such entity's governing body, or the ability to cast a general partnership or comparable vote, provided, that with respect to the Company, the term "Vote" shall mean the ability to exercise general voting power (as opposed to exercise of special voting or disapproval rights such as those set forth in Article SIXTH of the Initial Charter Amendment or the Subsequent Charter Amendment, as the case may be) with respect to matters other than the election of directors at a meeting of the stockholders of the Company and, for all purposes of this Agreement, in determining the number of Votes outstanding at any date and/or represented by any share of Common Stock at any date, a record date for determining the stockholders entitled to vote shall be deemed to have been set by the Board of Directors of the Company on each such determination date; provided, further, that for purposes of determining whether the FT/DT Parties are Acquiring Persons and determining the FT/DT Permitted Level, "Vote" shall have the meaning set forth in the Standstill Agreement.

          (rrrr) "Voting Power" shall mean, with respect to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity.

          (ssss) "Voting Securities" shall mean the Common Stock and any other securities of the Company the holders of which are ordinarily, in the absence of contingencies, entitled to Vote, even though the right to such Vote has been suspended by the happening of such a contingency.

          Section 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions here-of, and the Rights Agent hereby accepts such appointment. The
Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

          Section 3.     ISSUE OF RIGHTS CERTIFICATES.

          (a) Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date, and (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) of, or the first public announcement of the intention of such Person to commence, a tender offer or exchange offer, the consumma-tion of which would result in any Person becoming the Beneficial Owner of Voting Securities then outstanding representing 15% or more of the Voting Power of the Company (or in the case of the FT/DT Parties (individually or in the aggregate), shares in excess of the FT/DT Permitted Level) (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) FON Group
Rights, PCS Group Rights, Old Class A Rights and Series DT Rights will be evidenced (subject, in each case, to the provisions of paragraph (b) of this Section 3) by the certificates for the FON Group Common Stock, PCS Group Common Stock, Old Class A Common
Stock and Class A Common Stock - Series DT, respectively (which certificates for FON Group Common Stock, PCS Group Common Stock,
Old Class A Common Stock and Class A Common Stock - Series DT shall also be deemed certificates for FON Group Rights, PCS Group Rights, Old Class A Rights and Series DT Rights, respectively), and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company shall prepare and execute and the Rights Agent will countersign and send by first-class, insured, postage prepaid mail, to each record holder of (i) FON Group Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form attached hereto as Exhibit B-1 (the "FON
Group Rights Certificates"), evidencing one FON Group Right for each share of Common Stock so held, subject in each case to adjustment as provided herein, (ii) PCS Group Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form attached hereto as Exhibit B-2 (the "PCS Group Rights Certificates"), evidencing one PCS Group Right for each share of Common Stock so held, subject in each case to adjustment as provided herein, (iii) Old Class A Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form attached hereto as Exhibit B-3 (the "Old Class A Rights Certificates"), evidencing one Old Class A Right for each share of Class A Common Stock so held, subject in each case to adjustment as provided herein, and
(iv) Class A Common Stock - Series DT as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form attached hereto as Exhibit B-4 (the "Series
DT Rights Certificates"), evidencing one Series DT Right for each share of Class A Common Stock - Series DT so held, subject in each case to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b) With respect to certificates for the Common Stock outstanding immediately prior to the filing of the Initial Charter Amendment pursuant to K.S.A. Section 17-6003(d), until the Dis-tribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

          (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or transferred from the Company's treasury to any other Person) after the filing of the Initial Charter Amendment pursuant to K.S.A.
Section 17-6003(d) but prior to the earlier of the Distribution Date or the Expiration Date, or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend, and all references to Rights Agreement or Rights in such legend appearing on certificates for Common Stock issued prior to or after the time the Initial Charter Amendment is filed pursuant to K.S.A.
Section 17-6003(d) shall be deemed to refer to this Amended and Restated Rights Agreement and the Rights issued pursuant to this Amended and Restated Rights Agreement:

               This certificate also evidences and enti-tles the holder hereof to certain Rights as set forth in a Rights Agreement (the "Rights
          Agreement"), between Sprint Corporation (the
          "Company") and UMB Bank, n.a. (the "Rights
          Agent"), the terms of which are hereby
          incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights
          Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights
          Agent will mail to the holder of this
          certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights is-sued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event that the Company purchases or otherwise acquires any shares of Common Stock prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding. Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

          Section 4.     FORM OF RIGHTS CERTIFICATES.

          (a) The FON Group Rights Certificates, PCS Group Rights Certificates, Old Class A Rights Certificate and the Series DT
Rights Certificate (and the respective forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibits B-1, B-2, B-3 and B-4 hereto, respectively, and in each case may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which such Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, (i) the FON
Group Rights Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock - Sixth Series as shall be set forth therein at the price set forth therein which price shall decrease after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d) to reflect the Recapitalization (such exercise price per one one-thousandth of a share, the "FON Purchase Price"), and (ii) the PCS Group Rights Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock - Eighth Series as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the "PCS Purchase Price"), (iii) the Old Class A Rights Certificates shall entitle the holders thereof to purchase (A) if exercised prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), such number of one one-thousandths of a share of Preferred Stock - Sixth Series as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the "Old
Class A Purchase Price"), which, during this time period, shall be equal to the FON Purchase Price), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A.
Section 17-6003(d), such number of one one-thousandths of a share of Preferred Stock - Sixth Series and such number of one one-thousandths of a share of Preferred Stock - Eighth Series as shall be set forth therein at the respective prices set forth therein
(such respective exercise price per one one-thousandth of a share of the Preferred Stock - Sixth Series, the "Old Class A Sixth
Series Purchase Price", and per one one-thousandth of a share of the Preferred Stock - Eighth Series, the "Old Class A Eighth Series Purchase Price", which, during this time period, shall be equal to the FON Purchase Price and the PCS Purchase Price, respectively, and shall be referred to collectively as the "Old Class A Purchase Price" (iv) the Series DT Rights Certificates shall entitle the holders thereof to purchase (A) if exercised prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), such number of one one-thousandths of a share of Preferred
Stock - Sixth Series as shall be set forth therein at the price set forth therein (such exercise price per one-thousandth of a share, the Old Class A Purchase Price, which, during this time period, shall be equal to the FON Purchase Price), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), such number of one one-thousandths of a share of Preferred Stock - Sixth Series and such number of one-one thousandths of a share of Preferred Stock - Eighth Series as shall be set forth therein at the respective prices set forth therein
(such respective exercise price per one one-thousandth of a share of the Preferred Stock - Sixth Series, the "Series DT Sixth Series Purchase Price," and per one one-thousandth of a share of the Preferred Stock - Eighth Series, the "Series DT Eighth Series
Purchase Price", which, during this time period, shall be equal to the FON Purchase Price and the PCS Purchase Price, respectively), and shall be referred to collectively as the "Series DT Purchase
Price" but the amount and type of securities purchasable upon the exercise of each FON Group Right, each PCS Group Right, each Old
Class A Right, and each Series DT Right, and the respective
Purchase Price thereof, shall be subject to adjustment as provided herein.

          (b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of
Section 7(e) hereof, and any Rights Certificate issued pursuant to
Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          The Rights represented by this Rights Certifi-cate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring
          Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights
          Certificate and the Rights represented hereby may become, or may already have become, null and void in the circumstances specified in
          Section 7(e) of such Agreement.

          Section 5.     COUNTERSIGNATURE AND REGISTRATION.

          (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, any Vice Chairman, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

          Section 6.     TRANSFER, SPLIT UP, COMBINATION AND
                         EXCHANGE OF RIGHTS CERTIFICATES;
                         MUTILATED, DESTROYED, LOST OR STOLEN
                         RIGHTS CERTIFICATES.

          (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, (i) any FON Group Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another FON Group Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock - Sixth Series (or, following a Triggering Event, Common Stock of the applicable class or series, other securities, cash or other assets, as the case may
be) as the FON Group Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase, (ii) any PCS Group Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another PCS Group Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock - Eighth Series (or, following a Triggering Event, Common Stock of the applicable class or series, other securities, cash or other assets, as the case may
be) as the PCS Group Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase, (iii) any Old Class A Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Old Class A Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock - Sixth Series and/or Preferred Stock - Eighth Series, as the case may be (or, following a Triggering Event, Common Stock of the applicable class or series, other securities, cash or other assets, as the case may be) as the Old Class A Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase, (iv) any Series DT Certificate or Certificates may be transferred, split up, combined or exchanged for another Series DT Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock - Sixth Series and/or Preferred Stock - Eighth Series, as the case may be (or, following a Triggering Event, Common Stock of the applicable class or series, other securities, cash or other assets, as the case may be) as the Series DT Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

          (b) Subject to the provision of Section 4(b), Section 7(e) and Section 14 hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

          Section 7.     EXERCISE OF RIGHTS; PURCHASE PRICE;
EXPIRATION DATE OF RIGHTS.

          (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), Section 23(a) and Section 24(b) hereof) in whole or in part at any time after the Distribution Date upon surrender of the applicable Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with (i) in the case of FON Group Rights, payment of the aggregate FON Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock - Sixth Series (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, (ii) in the case of PCS Group Rights, payment of the aggregate PCS Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock - Eighth Series (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, (iii) in the case of Old Class A Rights, payment of the aggregate Old Class A Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock - Sixth Series, and/or Preferred Stock - Eighth Series (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, or
(iv) in the case of Series DT Rights, payment of the aggregate Series DT Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock - Sixth Series and/or Preferred Stock - Eighth Series (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, in the case of each of (i), (ii), (iii) or (iv), at or prior to the earlier of (w) the close of business on June 25, 2007 (the "Final Expiration Date"); (x) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"); (y) the time at which such Rights are exchanged as provided in Section 24 hereof; or (z) the consummation of a transaction contemplated by Section 13(d) hereof (the earliest of (w), (x), (y) and (z) being herein referred to as the "Expiration Date").

          (b) The FON Purchase Price for each one one-thousandth of a share of Preferred Stock - Sixth Series pursuant to the exercise of a FON Group Right shall initially be $350.00 (provided that upon the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the FON Purchase Price shall decrease by an amount equal to one-half of the then current PCS Purchase Price), and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below. The PCS Purchase Price for each one one-thousandth of a share of Preferred Stock - Eighth Series pursuant to the exercise of a PCS Group Right shall initially be $150.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below. The Old Class A Purchase Price and the Series DT Purchase Price shall each correspond to the applicable FON Purchase Price and the applicable PCS Purchase Price as provided in
Section 4(a) hereof, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

          (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights
Certificate in accordance with Section 9 hereof, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with
Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights
Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, promptly deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to
Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require, prior to the occurrence of a Triggering Event, that upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

          (d) In case the registered holder of any FON Group Rights Certificate, PCS Group Rights Certificate, Old Class A Rights Certificate, or Series DT Rights Certificate shall exercise less than all the FON Group Rights, PCS Group Rights, Old Class A Rights or Series DT Rights evidenced thereby, respectively, a new FON Group Rights Certificate, PCS Group Rights Certificate, Old Class A Rights Certificate, or Series DT Rights Certificate evi-dencing FON Group Rights, PCS Group Rights, Old Class A Rights or Series DT Rights equivalent to the respective Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of the FON Group Rights Certificate, PCS Group Rights Certificate, Old Class A Rights Certificate, or Series DT Rights Certificate, respectively, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

          (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section
11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring
Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.
The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other
Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. The Company may require (or cause the Rights Agent or any transfer agent of the Company to require) any Person who submits a Rights Certificate (or a certificate representing shares of Common Stock that evidences, or but for the provisions of this Section 7(e) would evidence, Rights) for transfer on the registry books or to exercise the Rights represented thereby to establish to the satisfaction of the Company in its sole discretion that such Rights have not become null and void pursuant to the provisions of this Section 7(e).

          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of elec-tion to purchase set forth on the reverse side of the FON Group Rights Certificate, PCS Group Rights Certificate, Old Class A Rights Certificate, or Series DT Rights Certificate, as the case may be, surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

          Section 8. CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.
The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

          Section 9.     RESERVATION AND AVAILABILITY OF CAPITAL
STOCK.

          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of the applicable series of Preferred Stock (and, following the occurrence of a Triggering Event, the applicable class or series of Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

          (b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall make a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agree-ment to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement (if required) shall not have been declared effective.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise or exchange of the Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable, including, without limitation, effecting such changes to the accounts of the Company as may be necessary to accomplish the foregoing purposes.

          (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

          Section 10. PREFERRED STOCK RECORD DATE. Each person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          Section 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)  (i)       In the event the Company shall at any time
     after the filing of the Initial Charter Amendment (A) declare a dividend on the applicable series of Preferred Stock payable in shares of such series of Preferred Stock, (B) subdivide the outstanding applicable series of Preferred Stock, (C) combine the outstanding applicable series of Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the applicable series of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the applicable Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of the applicable series of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the applicable Purchase
     Price then in effect, the aggregate number and kind of shares of the applicable series of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when such series of Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section
     11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

               (ii) Subject to Section 24 hereof, in the event any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall, at any time after the filing of the Initial Charter Amendment pursuant to K.S.A. Section 17-6003(d), become an Acquiring Person, unless such person becomes an Acquiring Person pursuant to a transaction set forth in
     Section 13(a) hereof (such an event being referred to herein as "a Section 11(a)(ii) Event") then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that (except as provided below and in Section 7(e) hereof),

                    (w)  each holder of a FON Group Right shall
          thereafter have the right to receive, upon exercise thereof at the then current FON Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred
          Stock - Sixth Series, such number of shares of the applicable class or series of FON Group Common Stock as shall equal the result obtained by (A) multiplying the then current FON Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Sixth
          Series for which a FON Group Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one one-thousandths of a share of Preferred Stock - Sixth Series for which a FON Group Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such
          Section 11(a)(ii) Event) immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (B) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "FON Purchase
          Price" for each FON Group Right and for all purposes of this Agreement) by 50% of the Current Market Price
          (determined pursuant to Section 11(d) hereof) per share of the applicable class or series of FON Group Common
          Stock on the date of such first occurrence (such number of shares, the "FON Adjustment Shares"); which shares shall be distributed in the same class or series of FON
          Group Common Stock as the holder of the FON Group Right was the record holder on the date of the first occurrence of a Section 11(a)(ii) Event,

                    (x)  each holder of a PCS Group Right shall
          thereafter have the right to receive, upon exercise thereof at the then current PCS Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of one one-thousandth of a share of Preferred Stock - Eighth Series, such number of shares of the applicable class or series of PCS Group Common Stock as shall equal the result obtained by (C) multiplying the then current PCS Purchase Price by the number of one one-thousandths of a share of Preferred Stock - Eighth Series for which a PCS Group Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one one-thousandths of a share of Preferred Stock - Eighth
          Series for which a PCS Group Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such
          Section 11(a)(ii) Event) immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (D) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "PCS Purchase
          Price" for each PCS Group Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the applicable class or series of PCS Group Common
          Stock on the date of such first occurrence (such number of shares, the "PCS Adjustment Shares"); which shares shall be distributed in the same class or series as the holder of the PCS Group Right was the record holder on the date of the first occurrence of a Section 11(a)(ii) Event,

                    (y) each holder of a Old Class A Right shall thereafter have the right to receive, upon exercise thereof,

                         (1)  to the extent theretofore
               exercisable for Preferred Stock - Sixth Series (or would have been exercisable if the Distribution
               Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) at the then current Old Class A Sixth Series
               Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock - Sixth
               Series, such number of shares of Old Class A Common
               Stock (if prior to the filing of the Subsequent
               Charter Amendment pursuant to K.S.A. Section
               17-6003(d)) or Series 3 FON Stock (if after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d)) as shall equal the result obtained by (E) multiplying the then current
               Old Class A Sixth Series Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Sixth Series for which an Old
               Class A Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one one-thousandths of a share of Preferred Stock - Sixth Series for which an Old
               Class A Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section
               11(a)(ii) Event) immediately prior to the first occurrence of a Section 11(a)(ii) Event, and
               (F) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Old Class A Sixth Series Purchase Price" for each Old Class A Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the Old Class A Common Stock (if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d)) or Series 3
               FON Stock (if after the filing of the Subsequent
               Charter Amendment pursuant to K.S.A. Section
               17-6003(d)) on the date of such first occurrence (such number of shares, the "Old Class A Right FON
               Adjustment Shares");

                         (2)  to the extent theretofore
               exercisable for Preferred Stock - Eighth Series (or would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) at the then current Old Class A Eighth Series Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of one one-thousandth of a share of Preferred Stock - Eighth Series, such number of shares Old Class A Common Stock (if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A.
               Section 17-6003(d)) or Series 3 PCS Stock (if after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d)) as shall equal the result obtained by (G) multiplying the then current Old Class A Eighth Series Purchase Price by the number of one one-thousandths of a share of Preferred Stock - Eighth Series for which an Old Class A Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one one-thousandths of a share of Preferred Stock - Eighth Series for which an Old Class A Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to the first occurrence of a Section 11(a)(ii) Event, and
               (H) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Old Class A Eighth Series Purchase Price" for each Old Class A Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the Series 3 PCS Stock on the date of such first occurrence (such number of shares, the "Old Class A PCS Adjustment Shares");

                    (z)  each holder of a Series DT Right shall
          thereafter have the right to receive, upon exercise thereof,

                         (1)  to the extent theretofore
               exercisable for Preferred Stock - Sixth Series (or would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) at the then current Series DT Sixth Series Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock - Sixth Series, such number of shares of Class A Common Stock - Series DT (if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A.
               Section 17-6003(d)) or Series 3 FON Stock (if after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d)) as shall equal the result obtained by (I) multiplying the then current Series DT Sixth Series Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Sixth Series for which a Series DT Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one one-thousandths of a share of Preferred Stock - Sixth Series for which a Series DT Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to the first occurrence of a Section 11(a)(ii) Event, and
               (J) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Series DT Sixth Series Purchase Price" for each Series DT Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the Class A Common Stock - Series DT (if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d)) or Series 3 FON Stock (if after the filing of the Subsequent Charter Amendment pursuant to K.S.A.
               Section 17-6003(d)) on the date of such first occurrence (such number of shares, the "Series DT Right FON Adjustment Shares");

                         (2)  to the extent theretofore
               exercisable for Preferred Stock - Eighth Series (or would have been exercisable if the Distribution
               Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) at the then current Series DT Eighth Series
               Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of one one-thousandth of a share of Preferred Stock -
               Eighth Series, such number of shares Class A Common Stock - Series DT (if prior to the filing of the Subsequent Charter Amendment pursuant to K.S.A.
               Section 17-6003(d)) or Series 3 PCS Stock (if after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d)) as shall equal the result obtained by (K) multiplying the then current Series DT Eighth Series Purchase Price by the number of one one-thousandths of a share of Preferred Stock - Eighth Series for which a Series
               DT Right was exercisable (or, if the Distribution
               Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one one-thousandths of a share of Preferred Stock -
               Eighth Series for which a Series DT Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to the first occurrence of a
               Section 11(a)(ii) Event, and (L) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Series DT Eighth Series Purchase Price" for each Series DT
               Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of the Series 3 PCS Stock on the date of such first occurrence (such number of shares, the "Series DT
               PCS Adjustment Shares");

               (iii) Subject to such limitations existing as of the date hereof as are necessary to prevent a default under any agreement to which the Company is a party, in the event that the number of shares of FON Group Common Stock, PCS Group Common Stock or Class A Common Stock which are authorized but not outstanding or reserved for issuance for purposes other than upon exercise of the FON Group Rights, PCS Group Rights,
     Old Class A Rights, or Series DT Rights, as the case may be, is less than the aggregate number of FON Adjustment Shares, PCS Adjustment Shares, Old Class A Adjustment Shares or Series
     DT Adjustment Shares issuable upon the exercise in full of the FON Group Rights, PCS Group Rights, Old Class A Rights, or
     Series DT Rights, as the case may be, in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the excess of (1) the value of the applicable Adjustment Shares issuable upon the exercise of a Right determined as set forth below (the "Current Value") over
     (2) the applicable Purchase Price (such excess, the "Spread"), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the applicable Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the applicable Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value or economic rights as a share of the applicable class or series of FON Group Common Stock, PCS Group Common Stock, or Class A Common Stock, as applicable
     (such shares of preferred stock being referred to as "Common
     Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the applicable Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty days following the date on which the Company's right of redemption pursuant to
     Section 23(a) expires (such date being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, (w) upon the surrender for exercise of a FON Group Right and without requiring payment of the FON Purchase Price (other than an amount equal to the par value of the shares of FON Group Common Stock to be issued), shares of the applicable class or series of FON Group Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread, (x) upon the surrender for exercise of a PCS Group
     Right and without requiring payment of the PCS Purchase Price
     (other than an amount equal to the par value of the shares of PCS Group Common Stock to be issued), shares of the applicable class or series of PCS Group Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread, (y) upon the surrender for exercise of an Old Class A Right and without requiring payment of the applicable Old Class A Purchase Price (other than an amount equal to the par value of the shares to be issued), shares of Old Class A Common Stock, Series 3 FON
     Stock or Series 3 PCS Stock, as the case may be (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread, and (z) upon the surrender for exercise of a Series DT Right and without requiring payment of the applicable Series DT Purchase Price
     (other than an amount equal to the par value of the shares to be issued) shares of Class A Common Stock - Series DT, Series
     3 FON Stock or Series 3 PCS Stock, as the case may be (to the extent available), and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty day period set forth above may be extended to the extent necessary, but not more than ninety days after the
     Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such addi-tional shares (such thirty day period, as it may be extended, is herein called the "Substitution Period"). To the extent that action is to be taken pursuant to the first and/or second sentences of this Section 11(a) (iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such shareholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement stating that the exerci-sability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the Current Value of each Adjustment Share of the applicable class or series shall be the Current Market Price per share of the Common Stock of such class or series on the Section 11(a)-
     (ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent to such Common Stock shall be deemed to equal the Current Market Price per share of such Common
     Stock on such date.

               (iv) Notwithstanding anything in Section 11(a)(ii) to the contrary, there shall not be deemed to have occurred a
     Section 11(a)(ii) Event if a Person shall have inadvertently become the Beneficial Owner of Voting Securities of the Company then outstanding representing 15% or more of the Voting Power of the Company (or in the case of the FT/DT Parties (individually or in the aggregate), shares in excess of the FT/DT Permitted Level) and within ten Business Days after the date upon which the Company shall first become aware of the occurrence of such an event, the Board of Directors in its sole discretion (1) approves the beneficial ownership interest then held by such Person or the FT/DT Parties (individually and in the aggregate), or (2) provides such Person or the FT/DT Parties a thirty day period to divest a sufficient number of Voting Securities so as to decrease the beneficial ownership of such Person to less than 15% of the Voting Power of the Company (or in the case of the FT/DT Parties (individually or in the aggregate), to not more than the FT/DT Permitted Level) and such Person or the FT/DT Parties have so divested at the end of any such thirty day period.

               (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of the applicable Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) such Preferred Stock (or shares having the same rights, privileges and preferences as the shares of such Preferred Stock ("equivalent preferred stock")) or securities convertible into such Preferred Stock or equivalent preferred stock at a price per share of such Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of such Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of such Preferred Stock and equivalent preferred stock outstanding on such record date, plus the number of shares of such Preferred Stock and equivalent preferred stock which the aggregate offering price of the total number of shares of such Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of such Preferred Stock and equivalent preferred stock outstanding on such record date, plus the number of additional shares of such Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and preferred stock equivalents owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (c) (i) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock - Sixth Series (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock - Sixth Series, but including any dividend payable in stock other than Preferred Stock - Sixth Series) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), (A) the FON Purchase Price to be in effect after such record date shall be determined by multiplying the FON Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock - Sixth Series on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be de-scribed in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock - Sixth Series and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock - Sixth Series and, (B) the Old Class A Sixth Series Purchase Price and the Series DT Sixth Series Purchase Price shall each be determined in the same manner as the FON Purchase Price as set forth in clause (A) above. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the FON Purchase Price (and the Old Class A Sixth Series Purchase Price and the Series DT Sixth Series Purchase Price) shall be adjusted to be the FON Purchase Price (and the Old Class A Sixth Series Purchase Price and the Series DT Sixth Series Purchase Price, respectively) which would have been in effect if such record date had not been fixed.

               (ii) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock - Eighth Series (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock - Eighth Series, but including any dividend payable in stock other than Preferred Stock - Eighth Series) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), (A) the PCS Purchase Price to be in effect after such record date shall be determined by multiplying the PCS Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock - Eighth Series on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebted-ness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock - Eighth Series and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock - Eighth Series, and (B) the Old Class A Eighth Series Purchase Price and the Series DT Eighth Series shall each be determined in the same manner as the PCS Purchase Price as set forth in clause (A) above. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the PCS Purchase Price (and the Old Class A Eighth Series Purchase Price, and the Series DT Eighth Series Purchase Price) shall be adjusted to be the PCS Purchase Price (and the Old Class A Eighth Series Purchase Price, and the Series DT Eighth Series Purchase Price, respectively) which would have been in effect if such record date had not been fixed.

               ((d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of the applicable class or series of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such class or series of Common Stock for the thirty consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section
     11(a)(iii) hereof, the Current Market Price per share of the applicable class or series of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such class or series of Common Stock for the ten consecutive Trading Days immediately following such date;
     provided, however, that in the event that the Current Market
     Price per share of the applicable class or series of Common
     Stock is determined during a period following the announcement by the issuer of such class or series of Common Stock of (A) a dividend or distribution on such class or series of Common
     Stock payable in shares of such class or series of Common
     Stock or securities convertible into shares of such class or series of Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such class or series of Common Stock, and the ex-dividend or ex-distribution date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty Trading Day or ten Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to reflect the current market price per share equivalent of such class or series of Common Stock; provided, further, however, that (x) prior to the filing of the Subsequent Amendment pursuant to K.S.A. Section
     17-6003(d), the Current Market Price shall be deemed to be equal
     (1) in the case of a share of Class A Common Stock or Series 2 Common Stock, the Current Market Price of a share of Sprint
     Common Stock, and (2) in the case of a share of Series 3 PCS
     Stock or Series 2 PCS Stock, as the case may be, the Current
     Market Price of a share of Series 1 PCS Stock, and (y) after the filing of the Subsequent Amendment pursuant to K.S.A.
     Section 17-6003(d), the Current Market Price shall be deemed to be equal, (3) in the case of Series 3 FON Stock or Series 2
     FON Stock, as the case may be, the Current Market Price of a share of Series 1 FON Stock, (4) in the case of Old Class A
     Common Stock and Class A Common Stock - Series DT, the sum of the Current Market Price of the number of shares (or fraction of a share, as the case may be) of Series 1 FON Stock and of the number of shares (or fraction of a share, as the case may be) of Series 1 PCS Stock, which would then be received upon conversion of Old Class A Common Stock and Class A Common
     Stock - Series DT, assuming each such class and series was then converted into Series 3 FON Stock and Series 3 PCS Stock and then, in turn, converted into Series 1 FON Stock and Series 1 PCS Stock, and (5) in the case of Series 3 PCS Stock or Series 2 PCS Stock, as the case may be, the Current Market Price of a share of Series 1 PCS Stock. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, subject to the second proviso in the first sentence of this Section 11(d)(i), if the shares of the applicable class or series of Common
     Stock are not listed or admitted to trading on the New York
     Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such class or series of Common Stock are listed or admitted to trading or, if the shares of such class or series of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National
     Association of Securities Dealers, Inc.  Automated Quotation
     System ("NASDAQ") or such other system then in use, or, if on any such date the shares of such class or series of Common
     Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class or series of Common Stock selected by the Board. Subject to the second proviso in the first sentence of this Section 11(d)(i), if on any such date no market maker is making a market in the applicable class or series of Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. Subject to the second proviso in the first sentence of this Section 11(d)(i), the term "Trading
     Day" shall mean a day on which the principal national securities exchange on which the shares of the applicable class or series of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of such class or series of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. Subject to the second proviso in the first sentence of this Section 11(d)(i), if the applicable class or series of Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

               (ii) For the purpose of any computation hereunder, the Current Market Price per share of the applicable series of Preferred Stock shall be determined in the same manner as set forth above for the applicable class or series of Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of the applicable series of Preferred Stock cannot be determined in the manner provided above or if such series of Preferred
     Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current
     Market Price per share of such series of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the applicable class or series of Common Stock occurring after the date of this Agreement) multiplied by the Current Market
     Price per share of such class or series of Common Stock determined in accordance with the second proviso to the first sentence of Section 11(d)(i). Subject to the second proviso in the first sentence of this Section 11(d)(i), if neither the applicable class or series of Common Stock nor the applicable series of Preferred Stock is publicly held or so listed or traded, Current Market Price per share of such series of Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-thousandth of a share of the applicable series of Preferred Stock shall be equal to the Current Market Price of one share of such series of Preferred Stock divided by 1,000.

          (e) Anything herein to the contrary notwithstanding, no adjustment in the FON Purchase Price, the PCS Purchase Price, Old Class A Purchase Price or Series DT Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the FON Purchase Price, the PCS Purchase Price, Old Class A Purchase Price or Series
DT Purchase Price, respectively; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of the applicable class or series of Common Stock or other share or one-millionth of a share of applicable series of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this
Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

          (f)  If as a result of an adjustment made pursuant to
Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than the applicable series of Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the applicable Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the applicable series of Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and
the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the applicable series of Preferred Stock shall apply on like terms to any such other shares.

          (g) All FON Group Rights, PCS Group Rights, Old Class A Rights and Series DT Rights originally issued by the Company subsequent to any adjustment made to the applicable Purchase Price hereunder shall evidence the right to purchase, at the adjusted FON Purchase Price, the adjusted PCS Purchase Price, the adjusted Class A Purchase Price and the adjusted Series DT Purchase Price, respectively, the number of one one-thousandths of a share of the applicable series of Preferred Stock purchasable from time to time hereunder upon exercise of the applicable Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the applicable Purchase Price as a result of the calculations made in Sections 11(b) and (c), each applicable Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted applicable Purchase Price, that number of one one-thousandths of a share of the applicable series of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the applicable Purchase Price in effect immediately prior to such adjustment of the applicable Purchase
Price, and (ii) dividing the product so obtained by the applicable Purchase Price in effect immediately after such adjustment of the applicable Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the applicable Purchase Price to adjust the number of applicable Rights, in lieu of any adjustment in the number of one one-thousandths of a share of the applicable series of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of the applicable series of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the applicable Purchase Price in effect immediately prior to adjustment of the applicable Purchase Price by the applicable Purchase Price in effect immediately after adjustment of the applicable Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the applicable Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the applicable Purchase Price or the number of one one-thousandths of a share of the applicable series of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the applicable Purchase Price per one one-thousandths of a share of the applicable series of Preferred Stock and the number of one one-thousandths of a share of the applicable series of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the applicable Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of the applicable series of Preferred Stock or the par value, if any, of any shares of any other capital stock, issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of the applicable series of Preferred Stock (or such other shares) at such adjusted applicable Purchase Price. If, upon any exercise of the Rights, a holder is to receive a combination of the applicable class or series of Common Stock and the applicable class or series of Common Stock Equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of such class or series of Common Stock, shall be allocated as the payment for each share of such class or series of Common Stock so received.

          (l) In any case in which this Section 11 shall require that an adjustment in the applicable Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of the applicable class or series of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of the applicable series of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the applicable Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the applicable Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any
(i) consolidation or subdivision of the applicable series of Preferred Stock, (ii) issuance wholly for cash of any shares of the applicable series of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of the applicable series of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of the applicable series of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this
Section 11, hereafter made by the Company to holders of the applicable series of Preferred Stock shall not be taxable to such stockholders.

          (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as all of the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

          (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23,
Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the filing of the Initial Charter Amendment pursuant to K.S.A. Section 17-6003(d) and prior to the Distribution Date (i) declare a dividend on the outstanding shares of any class or series of Common Stock payable in shares of such class or series of Common Stock, (ii) subdivide the outstanding shares of any class or series of Common Stock, or (iii) combine the outstanding shares of any class or series of Common Stock into a smaller number of shares, the number of Rights associated with each share of such class or series of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of such class or series of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of such class or series of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of such class or series of Common Stock outstanding imme-diately prior to the occurrence of the event and the denominator of which shall be the total number of shares of such class or series of Common Stock outstanding immediately following the occurrence of such event.

          Section 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in
Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the applicable series of Preferred Stock and the applicable class or series of Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate evidencing the applicable Rights (or, if prior to the Distribution Date, to each holder of a certificate representing shares of such applicable class or series of Common Stock) in accordance with Sec-tion 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

          Section 13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.

          (a) In the event that, following the Stock Acquisition Date (which for purposes of this Section 13(a) only shall also include the date of the first public announcement (including, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) that any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with any of such Person's Affiliates and Associates, has become the Beneficial Owner of Voting Securities of the Company then outstanding representing 15% or more of the Voting Power of the Company (or in the case of the FT/DT Parties (individually or in the aggregate), shares in excess of the FT/DT Permitted Level) pursuant to a Qualifying Offer), directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in con-nection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, upon the first occurrence of such event (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that except as provided in Section 7(e) hereof,

               (A) each holder of a FON Group Right shall there-after have the right to receive, upon the exercise thereof at the then current FON Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current FON Purchase Price by the number of one one-thousandths of a share of Preferred Stock - Sixth Series for which a FON Group Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock - Sixth Series for which a FON Group Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the FON Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "FON Purchase Price" for each FON Group Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the FON Purchase Price and the number of shares of Common
     Stock of such Principal Party issuable upon exercise of each FON Group Right shall be further adjusted as provided in
     Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event,

               (B) each holder of a PCS Group Right shall there-after have the right to receive, upon the exercise thereof at the then current PCS Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current PCS Purchase Price by the number of one one-thousandths of a share of Preferred Stock - Eighth Series for which a PCS Group Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock - Eighth Series for which a PCS Group Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the PCS Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "PCS Purchase Price" for each PCS Group Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price (determined pursuant to
     Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the PCS Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each PCS Group Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event;

               (C) each holder of an Old Class A Right shall thereafter have the right to receive upon exercise thereof,

                    (1) to the extent theretofore exercisable for Preferred Stock - Sixth Series (or would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such
          Section 13 Event) at the then current Old Class A Sixth Series Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by
          (I) multiplying the then current Old Class A Sixth Series Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Sixth Series for which an Old Class A Right was exercisable immediately prior to the first occurrence of a Section 13 Event, (or if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock
          - Sixth Series for which an Old Class A Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Old Class A Sixth Series Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Old Class A Sixth Series Purchase Price" for each Old Class A Right and for all purposes of this Agreement) by (II) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the Old Class A Sixth Series Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Old Class A Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event,

                    (2) to the extent theretofore exercisable for Preferred Stock - Eighth Series (or would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such
          Section 13 Event) at the then current Old Class A Eighth Series Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by
          (I) multiplying the then current Old Class A Eighth Series Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Eighth Series for which an Old Class A Right was exercisable immediately prior to the first occurrence of a Section 13 Event, (or if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock - Eighth Series for which an Old Class A Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Old Class A Eighth Series Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Old Class A Eighth Series Purchase Price" for each Old Class A Right and for all purposes of this Agreement) by (II) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such
          Section 13 Event, provided that the Old Class A Eighth Series Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Old Class A Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event,

               (D)  each holder of a Series DT Right shall
     thereafter have the right to receive upon exercise thereof,

                    (1) to the extent theretofore exercisable for Preferred Stock - Sixth Series (or would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such
          Section 13 Event) at the then current Series DT Sixth Series Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by
          (I) multiplying the then current Series DT Sixth Series Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Sixth Series for which a Series DT Right was exercisable immediately prior to the first occurrence of a Section 13 Event, (or if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock
          - Sixth Series for which a Series DT Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Series DT Sixth Series Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Series DT Sixth Series Purchase Price" for each Series DT Right and for all purposes of this Agreement) by (II) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the Series DT Sixth Series Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Series DT Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event,

                    (2) to the extent theretofore exercisable for Preferred Stock - Eighth Series (or would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such
          Section 13 Event) at the then current Series DT Eighth Series Purchase Price, in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by
          (I) multiplying the then current Series DT Eighth Series Purchase Price by the then number of one one-thousandths of a share of Preferred Stock - Eighth Series for which a Series DT Right was exercisable immediately prior to the first occurrence of a Section 13 Event, (or if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock
          - Eighth Series for which a Series DT Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Series DT Eighth Series Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Series DT Eighth Series Purchase Price" for each Series DT Right and for all purposes of this Agreement) by (II) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the Series DT Eighth Series Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Series DT Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such Section 13 Event,

               (i) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

               (ii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

               (iii) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

               (iv) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any
     Section 13 Event.

          (b)  "Principal Party" shall mean

               (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a): (A) the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or if there is more than one such issuer, the issuer of the shares of Common Stock which has the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (1) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which has the greatest aggregate market value of shares outstanding or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

               (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of the shares of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value of shares outstanding; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

          (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares held in its treasury, the number of shares of its Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights under this
Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements set forth in paragraphs (a) and (b) of this Section 13 shall be promptly performed in accordance with their terms and further providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will

               (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and similarly comply with applicable state securities laws;

               (ii) use its best efforts, if the shares of Common Stock of the Principal Party shall be listed or admitted to trading on a national securities exchange or NASDAQ to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange or NASDAQ and, if the shares of Common Stock of the Principal Party shall not be listed or admitted to trading on a national securities exchange or NASDAQ, to cause the Rights and the securities purchasable upon exercise of the Rights to be reported by such other system then in use;

               (iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

               (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a). If, for any reason, the Rights cannot be exercised for Common Stock of the Company or such Principal Party, then a holder of Rights will have the right to exchange his Rights for cash from the Company or such Principal Party in an amount equal to the number of shares of such Common Stock he would otherwise be entitled to purchase times 50% of the then Current Market Price, as determined pursuant to Section 11(d)(i) hereof, of such stock of such Principal Party or the Company. If, for any reason, including, without limitation, if such Principal Party is an individual, private partnership or private company, the foregoing formulation cannot be applied to determine the cash amount into which the Rights are exchangeable, then the Board of Directors of the Company, based upon the advice from one or more investment banking firms, shall determine such amount reasonably and with good faith to the holders of Rights. Any such determination shall be binding and final.

          (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Qualifying Offer (or a wholly owned Subsidiary of any such Person or Persons), (ii) the price per share of the applicable class or series of Common Stock offered in such transaction is not less than the price per share of such class or series of Common Stock paid to all holders of shares of such class or series of Common Stock whose shares were purchased pursuant to such Qualifying Offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Qualifying Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

          Section 14.    FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

          (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in
Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this
Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company.
If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

          (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than, except as provided in Section 7(c), fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of the applicable class or series of Common Stock which such holder would otherwise have been entitled to receive. For purposes of this Section 14(c), the current market value of one share of the applicable class or series of Common Stock shall be the closing price of one share of such class or series of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

          Section 15. RIGHTS OF ACTION. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

          Section 16. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

          (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use all reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

          Section 17. RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive no-tice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

          Section 18.    CONCERNING THE RIGHTS AGENT.

          (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises (including reasonable counsel fees and expenses).

          (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

          Section 19.    MERGER OR CONSOLIDATION OR CHANGE OF NAME
OF RIGHTS AGENT.

          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          Section 20. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e)  The Rights Agent shall not be under any
responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with instructions of any such officer.

          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

          (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          Section 21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days' notice in writing mailed to the Company, and shall provide notice thereof to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates in accordance with Section 26 hereof, or, if prior to the Distribution Date, to the holders of Rights through any filing made by the Company pursuant to the Exchange Act. The Company may remove the Rights Agent or any successor Rights Agent upon thirty days' notice in writing mailed to the Rights Agent or successor
Rights Agent, as the case may be, and shall provide notice thereof to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates in accordance with Section 26 hereof, or, if prior to the Distribution Date, to the holders of Rights through any filing made by the Company pursuant to the Exchange Act. If the Rights
Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate or the resigning or removed Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of Kansas, the State of Missouri or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Kansas, the State of Missouri or the State of New York), in good standing, having a principal office in the State of Kansas, the State of Missouri or the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights
Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates in accordance with Section 26 hereof, or, if prior to the Distribution Date, give notice to the holders of Rights through any filing made by the Company pursuant to the Exchange Act. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section 22. ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

          Section 23.    REDEMPTION AND TERMINATION.

          (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the time the Initial Charter Amendment has been filed pursuant to K.S.A. Section 17-6003(d)), the close of business on the tenth Business Day following the date of such filing), or (ii) the time at which the Rights expire pursuant to this Agreement, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of any class or series of Common Stock (based on the Current Market Price of the applicable class or series of Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

          (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to Section 23(a) (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), notice of which shall have been provided to the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights becoming effective, the Company shall mail a notice of such redemption to the Rights Agent and the holders of the then outstanding Rights in accordance with Section 26 hereof (provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption). Any notice which is mailed in the manner provided in
Section 26 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

          Section 24.    EXCHANGE.

          (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange
Ratio"), provided that the shares of Common Stock so exchanged shall be of the same class or series which the holders of such Rights would have been entitled to receive upon the exercise thereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Voting Securities of the Company then outstanding representing 50% or more of the Voting Power of the Company.

          (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio, provided that the shares of Common Stock so exchanged shall be of the same class or series which the holder of such Rights would have been entitled to receive upon the exercise thereof. The Company shall promptly make a public announcement of any such exchange; provided, however, that the failure to make, or any defect in, such public announcement shall not affect the validity of such exchange. Promptly after the action of the Board of Directors ordering the exchange of the Rights becoming effective, the Company shall mail a notice of such exchange to the Rights Agent and all of the holders of the then outstanding Rights in accordance with Section 26 hereof (provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange). Any notice which is mailed in the manner provided in Section 26 hereof shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c) In the event that there shall not be authorized and unissued shares of the applicable class or series of Common Stock and/or authorized and issued shares of the applicable class or series of Common Stock held in its treasury sufficient to permit any exchange of Rights as contemplated in accordance with this
Section 24, the Company shall take all such action as may be necessary to authorize additional shares of the applicable class or series of Common Stock for issuance upon exchange of the Rights.
In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional shares of the applicable class or series of Common Stock, the Company shall substitute, for each share of such class or series of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of the applicable series of Preferred Stock or fraction thereof (subject to Section 14(b) hereof) such that the Current Market Price per share of the applicable series of Preferred Stock multiplied by such number or fraction is equal to the Current Market Price per share of such class or series of Common Stock as of the date of issuance of such shares of such series of Preferred Stock or fraction thereof.

          (d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the Current Market Price per share of the applicable class or series of Common Stock as of the Trading Day immediately prior to the record date of exchange pursuant to this Section 24.

          Section 25.    NOTICE OF CERTAIN EVENTS.

          (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Pre-ferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

          (b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

          Section 26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                    Sprint Corporation
                    2330 Shawnee Mission Parkway
                    Westwood, Kansas  66205
                    Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    UMB Bank, n.a.
                    Post Office Box 410064
                    Kansas City, Missouri 64141-0064
                    Attention: Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock of the Company).

          Section 27. SUPPLEMENTS AND AMENDMENTS. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment adversely affects the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person) and no such amendment may cause the Rights again to become redeemable or cause the Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this
Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any such supplement or amendment which adversely affects the Rights Agent's own rights, duties or immunities under this Agreement.

          Section 28.    SUCCESSORS. All the covenants and
provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. For all purposes of this Agreement, any calculation of the number or amount of Voting Securities outstanding at any particular time, including for purposes of determining the particular percentage of the Voting Power represented by such Voting Securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as such Rule is in effect on the date of this Agreement. The Board of Directors of the Company, except as otherwise specifically provided for herein, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

          Section 30. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

          Section 31.    SEVERABILITY.  If any term, provision,
covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated;
provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in
Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board (or at a time or with the concurrence of a group of directors consisting of less than the entire Board) is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Articles of Incorporation and Bylaws.

          Section 32. GOVERNING LAW. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Kansas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

          Section 33.    COUNTERPARTS.  This Agreement may be
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 34.    DESCRIPTIVE HEADINGS.  Descriptive
headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   SPRINT CORPORATION


                                   By ___________________________
Attest:                              Name:
                                     Title:

By ___________________________
   Name:
   Title:


                                   UMB BANK, N.A.


                                   By ____________________________
Attest:                              Name:
                                     Title:

By ___________________________
   Name:
   Title:

                                                      EXHIBIT A-1


        CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                 OF PREFERRED STOCK-SIXTH SERIES
                                OF
                        SPRINT CORPORATION


STATE OF KANSAS     )
                    ) ss.
COUNTY OF JOHNSON   )


          We, Don A. Jensen, Vice President, and Michael T. Hyde, Assistant Secretary, of Sprint Corporation, a corporation organized and existing under the laws of the State of Kansas and whose registered office is 2330 Shawnee Mission Parkway, Westwood, Johnson County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors of the Corporation by the provisions of the Articles of Incorporation, as amended, and in accordance with the provisions of K.S.A. Section 17-6401, as amended, the Board of Directors of said Corporation, at the regular meeting of the Board of Directors held on the 29th day of June, 1998, adopted the following resolution amending and restating the series of Serial Preferred Stock designated as Preferred Stock-Sixth Series, Junior Participating:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation by the provisions of its Articles of Incorporation, as amended (the "Articles of Incorporation"), the Certificate of Designation, Preferences and Rights of Preferred Stock-Sixth Series, adopted by the Board of Directors on June 9, 1997, is hereby amended and restated to read in its entirety as follows:

                   PREFERRED STOCK-SIXTH SERIES

          (1)  DESIGNATION AND AMOUNT.  The shares of such
     Series shall be designated as "Preferred Stock-Sixth
     Series, Junior Participating" (hereafter "Sixth
     Series") and the number of shares constituting such series shall be one million five hundred thousand
     (1,500,000).

          (2)  DIVIDENDS.

               (A) Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock of the Corporation ("Preferred Stock"), or any similar stock ranking prior and superior to the shares of the Sixth Series with respect to dividends, the holders of shares of the Sixth Series, in preference to the holders of Common Stock and any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of the Sixth Series (collectively with such Common Stock, "Junior Stock"), shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash, on January 1, April 1, July 1 and October 1 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") in an amount (rounded to the nearest cent) equal to the greater of (a) $100.00 or (b) the product of the FON Group Multiple (as defined below) times the aggregate per share amount of all cash dividends, plus the product of the FON Group Multiple times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of FON Group Common Stock, or a subdivision of the outstanding shares of FON Group Common
          Stock (by reclassification or otherwise), declared (but not withdrawn) on the FON Group Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Sixth Series.

               (B)  As used  herein, the FON Group Multiple
          shall initially be 1,000. In the event the Corporation shall (i) declare any dividend on FON Group Common Stock payable in shares of such stock, (ii) subdivide the outstanding FON Group Common Stock, or (iii) combine the outstanding FON Group Common Stock into a smaller number of shares, then in each such case the FON Group Multiple shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of FON Group Common Stock outstanding immediately after such event and the denominator of which is the number of shares of FON Group Common Stock that were outstanding immediately prior to such event.

               (C) The Corporation shall declare a dividend or distribution on the Sixth Series as provided above in paragraph (A) of this Section (2) immediately after it declares a dividend or distribution on the FON Group Common Stock (other than a dividend payable in shares of FON Group Common Stock); provided, however, that in the event no dividend or distribution shall have been declared on the FON Group Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, the minimum quarterly dividend of $100.00 on the Sixth Series shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (D)  Dividends shall begin to accrue and be
          cumulative on outstanding shares of Sixth Series from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Sixth Series, unless the date of issue of such shares of Sixth Series is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend
          Payment Date or is a date after the record date for the determination of holders of shares of Sixth Series entitled to receive a quarterly dividend and before such Quarterly Dividend
          Payment Date, in either of which cases such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.
          Accrued but unpaid dividends shall cumulate but shall not bear interest. Dividends paid on the shares of Sixth Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (3) VOTING RIGHTS. Except as prescribed by law and in addition to the rights provided for in ARTICLE SIXTH of the Articles of Incorporation of the Corporation, as amended, the holders of the shares of the Sixth Series shall be entitled to vote at any annual or special meeting of the stockholders of the Corporation, for each share of Sixth Series, a number of votes equal to the product of the FON Group Multiple then in effect times the highest number of votes that any share of FON Group Common Stock entitles its holder to vote at such meeting of stockholders of the Corporation. The holders of the shares of the Sixth Series shall be entitled to exercise such voting rights with the holders of Sprint Common Stock prior to the Recapitalization and Series 1 FON Stock after the Recapitalization, without distinction as to class, at any annual or special meeting of stockholders for the election of directors and on any other matter submitted to a vote of the stockholders of the Corporation at such meeting. Except as otherwise provided herein, in the Articles of Incorporation of the Corporation, in any other Certificate of Designation establishing a series of Preferred Stock or any similar stock or otherwise required by law, the holders of the shares of the Sixth Series and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (4)  CERTAIN RESTRICTIONS.

               (A)  Whenever quarterly dividends or other
          dividends or distributions payable on the shares of the Sixth Series as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Sixth Series outstanding shall have been paid in full, the Corporation shall not:

                    (i)  declare or pay dividends (except a
               dividend payable in FON Group Common Stock and/or any other Junior Stock) on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of Junior Stock;

                    (ii) declare or pay dividends on or make
               any other distribution on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding
               up) with the shares of the Sixth Series, except dividends paid ratably on the shares of the Sixth Series and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                    (iii)     redeem or purchase or
               otherwise acquire for consideration any
               shares ranking on a parity (either as to dividends or upon dissolution, liquidation or winding up) with the shares of the Sixth Series, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of such parity stock in exchange for shares of Junior Stock; or

                    (iv)  purchase or otherwise acquire for
               consideration any shares of the Sixth Series, or any shares of stock ranking on a parity with the shares of the Sixth Series, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B)  The Corporation shall not permit any
          subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

          (5) REACQUIRED SHARES. Any shares of the Sixth Series purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, in any other Certificate of Designation establishing a series of Preferred Stock or any similar stock or as otherwise required by law.

          (6)  LIQUIDATION, DISSOLUTION OR WINDING UP.

               (A)  In the event of any voluntary or
          involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of the Sixth Series shall be entitled to receive, in preference to the holders of Junior Stock, the greater of (a) $1,000.00 per share, plus accrued and unpaid dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share equal to the product of the FON Group Multiple then in effect times the aggregate amount to be distributed per share to holders of FON Group Common Stock.

               (B)  In the event of any voluntary or
          involuntary liquidation, dissolution or winding up of the Corporation, the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Sixth Series shall not receive any distributions except for distributions made ratably on the Sixth Series and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          (7) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of the Sixth Series shall at the same time be similarly exchanged or changed in an amount per share equal to the product of the FON Group Multiple then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of FON Group Common Stock is changed or exchanged.

          (8) RANKING. The shares of the Sixth Series shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise. The shares of the Sixth Series shall rank on a parity with the Corporation's Preferred Stock-Series Eighth, Junior Participating, as to the payment of dividends and the distribution of assets. Nothing herein shall preclude the Board of Directors of the Corporation from creating any additional series of Preferred Stock or any similar stock ranking on a parity with or prior to the shares of the Sixth Series as to the payment of dividends or distribution of assets.

          (9)  FRACTIONAL SHARES.  Shares of the Sixth
     Series may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of the Sixth Series.

          (10) DEFINITIONS. For purposes of this Amended and Restated Certificate of Designation, Preferences and Rights of Sixth Series, unless the context otherwise requires:

               (A)  "Class A Common Stock-Series DT" (i)
          prior to the filing of the Subsequent Charter
          Amendment pursuant to K.S.A. Section 17-6003(d), shall have the meaning set forth in the Initial Charter
          Amendment, and (ii) after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section
          17-6003(d), shall have the meaning set forth in the Subsequent Charter Amendment.

               (B)  "Common Stock" shall mean (A) if prior
          to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d): Sprint Common Stock, and/or Series 2 Common Stock, and/or Old
          Class A Common Stock, and/or Class A Common Stock-Series DT, and/or Series 1 PCS Stock, and/or
          Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires, and (B) if after the filing of the Subsequent Charter
          Amendment:  Series 1 FON Stock, and/or Series 2
          FON Stock, and/or Series 3 FON Stock, and/or Old Class A Common Stock, and/or Class A Common Stock-Series DT, and/or Series 1 PCS Stock, and/or
          Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires.

               (C)  "FON Group Common Stock" shall mean
          (i) if prior to the filing of the Subsequent
          Charter Amendment pursuant to K.S.A. Section 17-6003(d), Sprint Common Stock and/or Series 2 Common Stock, in each case as the context requires, and (ii) if after the filing of the Subsequent Charter
          Amendment pursuant to K.S.A. Section 17-6003(d),
          Series 1 FON Stock, and/or Series 2 FON Stock, and/or Series 3 FON Stock, in each case as the context requires.

               (D)  "FON Group Multiple" shall have the
          meaning set forth in Section 2(B).

               (E)  "Initial Charter Amendment" shall have
          the meaning set forth in the Restructuring and Merger Agreement.

               (F)  "Old Class A Common Stock" (i) prior to
          the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), shall have the meaning set forth in the Initial Charter
          Amendment, and (ii) after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section
          17-6003(d), shall have the meaning set forth in the Subsequent Charter Amendment.

               (G)  "Recapitalization" shall mean the re-
          classification of each outstanding share of Sprint Common Stock into one share of Series 1 FON Stock and one-half of a share of Series 1 PCS Stock to be effected by filing of the Subsequent Charter Amendment.

               (H)  "Restructuring and Merger Agreement"
          shall mean that certain agreement, dated as of May 26, 1998, by and among the Corporation, Tele-Communications, Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Cox Communications, Inc., a Delaware corporation, TCI Spectrum Holdings, Inc., a Colorado corporation, Comcast Telephony Services, a Delaware general partnership, Cox Telephony Partnership, a Delaware general partnership, Sprint Enterprises, L.P., a Delaware limited partnership, TCI Philadelphia Holdings, Inc., a Delaware corporation, Com Telephony Services, Inc., a Delaware corporation, Comcast Telephony Services, Inc., a Delaware corporation, Cox Telephony Partners, Inc., a Delaware corporation, Cox Communications Wireless, Inc., a Delaware corporation, SWV One, Inc., a Delaware corpora-tion, SWV Two, Inc., a Delaware corporation, SWV Three, Inc., a Delaware corporation, SWV Four, Inc., a Delaware corporation, SWV Five, Inc., a Delaware corporation, and SWV Six, Inc., a Colorado corporation.

               (I)  "Series 2 Common Stock" shall mean the
          Common Stock - Series 2, par value $2.50 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (J)  "Series 1 FON Stock" shall mean the FON
          Common Stock - Series 1, par value $2.00 per share, of the Corporation, which will be created by the filing of the Subsequent Charter Amendment.

               (K)  "Series 2 FON Stock" shall mean the FON
          Common Stock - Series 2, par value $2.00 per share, of the Corporation, which will be created by the filing of the Subsequent Charter Amendment.

               (L)  "Series 3 FON Stock" shall mean the FON
          Common Stock - Series 3, par value $2.00 per share, of the Corporation, which will be created by the filing of the Subsequent Charter Amendment.

               (M)  "Series 1 PCS Stock" shall mean the PCS
          Common Stock - Series 1, par value $1.00 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (N)  "Series 2 PCS Stock" shall mean the PCS
          Common Stock - Series 2, par value $1.00 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (O)  "Series 3 PCS Stock" shall mean the PCS
          Common Stock - Series 3, par value $1.00 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (P)  "Sprint Common Stock" shall mean Common
          Stock, par value $2.50 per share, of the Corporation, as provided for in the Initial
          Charter Amendment.

               (Q)  "Subsequent Charter Amendment" shall
          have the meaning set forth in the Restructuring and Merger Agreement.

          IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said Corporation this ___ day of ___________, 1998.


                                   ____________________________
                                   Don A. Jensen, Vice President
(CORPORATE SEAL)


                                   ____________________________
                                   Michael T. Hyde,
                                   Assistant Secretary



STATE OF KANSAS     )
                    ) ss.
COUNTY OF JOHNSON   )

          BE IT REMEMBERED, that before me, a notary public in and for the aforesaid county and state, personally appeared Don
A. Jensen, Vice President, and Michael T. Hyde, Assistant Secretary, of Sprint Corporation, a corporation, who are known to me to be the same persons who executed the foregoing instrument, and duly acknowledged the execution of the same this ___ day of __________, 1998.


                                   _____________________________
                                             Notary Public

My commission expires:

                                                      EXHIBIT A-2


        CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                 OF PREFERRED STOCK-EIGHTH SERIES
                                OF
                        SPRINT CORPORATION


STATE OF KANSAS     )
                    ) ss.
COUNTY OF JOHNSON   )


          We, Don A. Jensen, Vice President, and Michael T. Hyde, Assistant Secretary, of Sprint Corporation, a corporation organized and existing under the laws of the State of Kansas and whose registered office is 2330 Shawnee Mission Parkway, Westwood, Johnson County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors of the Corporation by the provisions of the Articles of Incorporation, as amended, and in accordance with the provisions of K.S.A.
Section 17-6401, as amended, the Board of Directors of said Corporation, at the regular meeting of the Board of Directors held on the 29th day of June, 1998, adopted the following resolution establishing the series of Serial Preferred Stock designated as Preferred Stock-Eighth Series, Junior
Participating:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation by the provisions of its Articles of Incorporation, as amended (the "Articles of Incorporation"), a series of Preferred Stock, without par value, of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

                  PREFERRED STOCK-EIGHTH SERIES

          (1)  DESIGNATION AND AMOUNT.  The shares of such
     Series shall be designated as "Preferred Stock-Eighth
     Series, Junior Participating" (hereafter "Eighth
     Series") and the number of shares constituting such series shall be one million two hundred fifty thousand
     (1,250,000).

          (2)  DIVIDENDS.

                (A) Subject to the prior and superior rights of the holders of any shares of any other series of Preferred Stock of the Corporation ("Preferred Stock"), or any similar stock ranking prior and superior to the shares of the Eighth Series with respect to dividends, the holders of shares of the Eighth Series, in preference to the holders of Common Stock and any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of the Eighth Series (collectively with such Common Stock, "Junior Stock"), shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash, on January 1, April 1, July 1 and October 1 in each year (each such date being referred to herein as a "Quarterly Dividend
          Payment Date") in an amount (rounded to the nearest cent) equal to the greater of (a) $100.00 or (b) the product of the PCS Group Multiple (as defined below) times the aggregate per share amount of all cash dividends, plus the product of the PCS Group Multiple times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of PCS Group Common
          Stock, or a subdivision of the outstanding shares of PCS Group Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the PCS Group Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend
          Payment Date, since the first issuance of any share or fraction of a share of the Eighth Series.

                (B) As used herein, the PCS Group Multiple shall initially be 1,000. In the event the Corporation shall (i) declare any dividend on PCS
          Group Common Stock payable in shares of PCS Group
          Common Stock, (ii) subdivide the outstanding PCS
          Group Common Stock, or (iii) combine the outstanding PCS Group Common Stock into a smaller number of shares, then in each such case the PCS
          Group Multiple shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of PCS Group Common Stock outstanding immediately after such event and the denominator of which is the number of shares of PCS Group Common Stock that were outstanding immediately prior to such event.

               (C) The Corporation shall declare a dividend or distribution on the Eighth Series as provided above in paragraph (A) of this Section (2) immediately after it declares a dividend or distribution on the PCS Group Common Stock (other than a dividend payable in shares of PCS Group Common Stock); provided, however, that in the event no dividend or distribution shall have been declared on the PCS Group Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, the minimum quarterly dividend of $100.00 on the Eighth Series shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (D)  Dividends shall begin to accrue and be
          cumulative on outstanding shares of Eighth Series from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Eighth Series, unless the date of issue of such shares of Eighth Series is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Eighth Series entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which cases such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall cumulate but shall not bear interest. Dividends paid on the shares of Eighth Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (3) VOTING RIGHTS. Except as prescribed by law and in addition to the rights provided for in ARTICLE SIXTH of the Articles of Incorporation of the Corporation, as amended, the holders of the shares of the Eighth Series shall be entitled to vote at any annual or special meeting of the stockholders of the Corporation, for each share of Eighth Series, a number of votes equal to the product of the PCS Group Multiple then in effect times the highest number of votes that each share of PCS Group Common Stock entitles its holder to vote at such meeting of stockholders of the Corporation. The holders of the shares of the Eighth Series shall be entitled to exercise such voting rights with the holders of Series 1 PCS Stock, without distinction as to class, at any annual or special meeting of stockholders for the election of directors and on any other matter submitted to a vote of the stockholders of the Corporation at such meeting. Except as otherwise provided herein, in the Articles of Incorporation of the Corporation, in any other Certificate of Designation establishing a series of Preferred Stock or any similar stock or otherwise required by law, the holders of the shares of the Eighth Series and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (4)  CERTAIN RESTRICTIONS.

               (A)  Whenever quarterly dividends or other
          dividends or distributions payable on the shares of the Eighth Series as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Eighth Series outstanding shall have been paid in full, the Corporation shall not:

                    (i)  declare or pay dividends (except a
               dividend payable in PCS Group Common Stock and/or any other Junior Stock) on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of Junior Stock;

                    (ii) declare or pay dividends on or make
               any other distribution on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding
               up) with the shares of the Eighth Series, except dividends paid ratably on the shares of the Eighth Series and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                    (iii)     redeem or purchase or
               otherwise acquire for consideration any
               shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of the Eighth Series, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of such parity stock in exchange for shares of Junior Stock; or

                    (iv)  purchase or otherwise acquire for
               consideration any shares of the Eighth
               Series, or any shares of stock ranking on a parity with the shares of the Eighth Series, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B)  The Corporation shall not permit any
          subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

          (5) REACQUIRED SHARES. Any shares of the Eighth Series purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, in any other Certificate of Designation establishing a series of Preferred Stock or any similar stock or as otherwise required by law.

          (6)  LIQUIDATION, DISSOLUTION OR WINDING UP.

               (A)  In the event of any voluntary or
          involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of the Eighth Series shall be entitled to receive, in preference to the holders of Junior Stock, the greater of (a) $1,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share equal to the product of the PCS Group Multiple then in effect times the aggregate amount to be distributed per share to holders of PCS Group
          Common Stock.

               (B)  In the event of any voluntary or
          involuntary liquidation, dissolution or winding up of the Corporation, the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Eighth Series shall not receive any distributions except for distributions made ratably on the Eighth Series and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          (7) CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of PCS Group Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of the Eighth Series shall at the same time be similarly exchanged or changed in an amount per share equal to the product of the PCS Group Multiple then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of PCS Group Common Stock is changed or exchanged.

          (8) RANKING. The shares of the Eighth Series shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise. The shares of the Eighth Series shall rank on a parity with the Corporation's Preferred Stock-Series Sixth, Junior Participating, as to the payment of dividends and the distribution of assets. Nothing herein shall preclude the Board of Directors of the Corporation from creating any additional series of Preferred Stock or any similar stock ranking on a parity with or prior to the shares of the Eighth Series as to the payment of dividends or distribution of assets.

          (9)  FRACTIONAL SHARES.  Shares of the Eighth
     Series may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of shares of the Eighth Series.

          (10) DEFINITIONS.  For purposes of this
     Certificate of Designation, Preferences and Rights of
     Eighth Series, unless the context otherwise requires:

               (A)  "Class A Common Stock-Series DT" (i)
          prior to the filing of the Subsequent Charter
          Amendment pursuant to K.S.A. Section 17-6003(d), shall have the meaning set forth in the Initial
          Charter Amendment, and (ii) after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), shall have the meaning set forth in the Subsequent Charter Amendment.

               (B)  "Common Stock" shall mean (A) if prior
          to the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d): Sprint Common Stock, and/or Series 2 Common Stock, and/or Old Class A Common Stock, and/or Class A Common Stock-Series DT, and/or Series 1 PCS Stock, and/or Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires, and (B) if after the filing of the Subsequent Charter
          Amendment: Series 1 FON Stock, and/or Series 2 FON Stock, and/or Series 3 FON Stock, and/or Old
          Class A Common Stock, and/or Class A Common Stock-Series DT, and/or Series 1 PCS Stock, and/or Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires.

               (C)  "Initial Charter Amendment" shall have
          the meaning set forth in the Restructuring and Merger Agreement.

               (D)  "Old Class A Common Stock" (i) prior to
          the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), shall have the meaning set forth in the Initial Charter
          Amendment, and (ii) after the filing of the Subsequent Charter Amendment pursuant to K.S.A.
          Section 17-6003(d), shall have the meaning set forth in the Subsequent Charter Amendment.

               (E)  "PCS Group Common Stock" shall mean
          Series 1 PCS Stock, and/or Series 2 PCS Stock, and/or Series 3 PCS Stock, in each case as the context requires.

               (F)  "PCS Group Multiple" shall have the
          meaning set forth in Section 2(B).

               (G)  "Recapitalization" shall mean the
          reclassification of each outstanding share of Sprint Common Stock into one share of Series 1 FON Stock and one-half of a share of Series 1 PCS Stock to be effected by filing of the Subsequent Charter Amendment.

               (H)  "Restructuring and Merger Agreement"
          shall mean that certain agreement, dated as of May 26, 1998, by and among the Corporation, Tele-Communications, Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Cox Communications, Inc., a Delaware corporation, TCI Spectrum Holdings, Inc., a Colorado corporation, Comcast Telephony Services, a Delaware general partnership, Cox Telephony Partnership, a Delaware general partnership, Sprint Enterprises, L.P., a Delaware limited partnership, TCI Philadelphia Holdings, Inc., a Delaware corporation, Com Telephony Services, Inc., a Delaware corporation, Comcast Telephony Services, Inc., a Delaware corporation, Cox Telephony Partners, Inc., a Delaware corporation, Cox Communications Wireless, Inc., a Delaware corporation, SWV One, Inc., a Delaware corporation, SWV Two, Inc., a Delaware corporation, SWV Three, Inc., a Delaware corporation, SWV Four, Inc., a Delaware corporation, SWV Five, Inc., a Delaware corporation, and SWV Six, Inc., a Colorado corporation.

               (I)  "Series 2 Common Stock" shall mean the
          Common Stock - Series 2, par value $2.50 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (J)  "Series 1 FON Stock" shall mean the FON
          Common Stock - Series 1, par value $2.00 per share, of the Corporation, which will be created by the filing of the Subsequent Charter Amendment.

               (K)  "Series 2 FON Stock" shall mean the FON
          Common Stock - Series 2, par value $2.00 per share, of the Corporation, which will be created by the filing of the Subsequent Charter Amendment.

               (L)  "Series 3 FON Stock" shall mean the FON
          Common Stock - Series 3, par value $2.00 per share, of the Corporation, which will be created by the filing of the Subsequent Charter Amendment.

               (M)  "Series 1 PCS Stock" shall mean the PCS
          Common Stock - Series 1, par value $1.00 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (N)  "Series 2 PCS Stock" shall mean the PCS
          Common Stock - Series 2, par value $1.00 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (O)  "Series 3 PCS Stock" shall mean the PCS
          Common Stock - Series 3, par value $1.00 per share, of the Corporation, which will be created by the filing of the Initial Charter Amendment.

               (P)  "Sprint Common Stock" shall mean Common
          Stock, par value $2.50 per share, of the Corporation, as provided for in the Initial
          Charter Amendment.

               (Q)  "Subsequent Charter Amendment" shall
          have the meaning set forth in the Restructuring and Merger Agreement.

          IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said Corporation this ___ day of ___________, 1998.


                                   _________________________
                                   Don A. Jensen, Vice President
(CORPORATE SEAL)


                                   _________________________
                                   Michael T. Hyde,
                                   Assistant Secretary

STATE OF KANSAS          )
                    ) ss.
COUNTY OF JOHNSON   )

          BE IT REMEMBERED, that before me, a notary public in and for the aforesaid county and state, personally appeared Don
A. Jensen, Vice President, and Michael T. Hyde, Assistant Secretary, of Sprint Corporation, a corporation, who are known to me to be the same persons who executed the foregoing instrument, and duly acknowledged the execution of the same this ___ day of __________, 1998.

                                   ______________________________
                                             Notary Public

My commission expires:  _________________

                                                      EXHIBIT B-1


        [Form of Rights Certificate for FON Group Rights]


Certificate No. FONR-                             ________ Rights

NOT EXERCISABLE AFTER JUNE 25, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME, OR MAY ALREADY HAVE BECOME, NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


                   FON Group Rights Certificate

                        SPRINT CORPORATION

          This certifies that ___________________________, or
registered assigns, is the registered owner of the number of FON Group Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of __________,
1998 (the "Rights Agreement"), between Sprint Corporation, a
Kansas corporation (the "Company"), and UMB Bank, n.a., a banking corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 25, 2007 (the "Final Expiration Date") at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Preferred Stock - Sixth Series, Junior Participating, without par value (the "Preferred Stock") of the Company, at a purchase price of $______ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price may be paid in cash or by certified bank check or bank draft payable to the order of the Company. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be pur-chased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase
Price as of __________, 1998, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.


* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.


          Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by
(i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person or of any such Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such
Section 11(a)(ii) Event.

          As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agree-ment).

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon presentation and surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon presentation and surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of the applicable class or series (which the holder would have been entitled to receive upon the exercise thereof) of Common Stock (as such term is defined in the Rights Agreement) of the Company (subject to adjustment for any stock split, stock dividend or similar transaction) following the Stock Acquisition
Date and prior to the time an Acquiring Person owns 50% or more of the shares of Common Stock then outstanding.

          No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of ____________ __, ____

ATTEST:                       SPRINT CORPORATION


______________________        By: ___________________________
Secretary                          Name:
                                   Title:

Countersigned:

UMB BANK, N.A.


By: ______________________________
            Authorized Signature

           [Form of Reverse Side of Rights Certificate]

                        FORM OF ASSIGNMENT


         (To be executed by the registered holder if such
           holder desires to transfer any or all of the
         Rights represented by this Rights Certificate.)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________
     (Please print name, address and social security or other identifying number of transferee)

________________ (_______) of the Rights represented by this Rights Certificate, together with all right, title and interest in and to said Rights, and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the
Rights on the books of Sprint Corporation, with full power of substitution.


Dated: _____________, ____
                              _________________________________
                              Signature

Signature Guaranteed:



                           CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  this Rights Certificate [    ] is [    ] is not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________, ____
                              _________________________________
                              Signature
Signature Guaranteed:

                              NOTICE

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                   FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all of the Rights represented by this Rights
Certificate.)


To:  SPRINT CORPORATION:

          The undersigned hereby irrevocably elects to exercise __________________ (________)Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:


Please insert social security
or taxpayer identification number  ______________________________


_________________________________________________________________
                 (Please print name and address)

_________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or taxpayer identification number _______________________________


_________________________________________________________________
                 (Please print name and address)

_________________________________________________________________


Dated: __________, ____
                              ___________________________________
                              Signature

Signature Guaranteed:

                           CERTIFICATE


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate
[    ] are [    ] are not being exercised by or on behalf of a
Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did  [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________, ____
                              __________________________________
                              Signature

Signature Guaranteed:


                              NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                                                      EXHIBIT B-2


        [Form of Rights Certificate for PCS Group Rights]


Certificate No. PCSR-                             ________ Rights

NOT EXERCISABLE AFTER JUNE 25, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME, OR MAY ALREADY HAVE BECOME, NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


                   PCS Group Rights Certificate

                        SPRINT CORPORATION

          This certifies that
    , or registered assigns, is the registered owner of the number of PCS Group Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of __________, 1998 (the "Rights Agreement"), between Sprint Corporation, a Kansas corporation (the "Company"), and UMB Bank, n.a., a banking corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 25, 2007 (the "Final Expiration Date") at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Preferred Stock - Eighth
Series, Junior Participating, without par value (the "Preferred Stock") of the Company, at a purchase price of $______ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price may be paid in cash or by certified bank check or bank draft payable to the order of the Company.
The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of __________, 1998, based on the Preferred Stock as constituted at such date.
The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

________________

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.


          Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by
(i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person or of any such Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such
Section 11(a)(ii) Event.

          As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agree-ment).

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon presentation and surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon presentation and surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of the applicable class or series (which the holder would have been entitled to receive upon the exercise thereof) of Common Stock (as such term is defined in the Rights Agreement) of the Company (subject to adjustment for any stock split, stock dividend or similar transaction) following the Stock Acquisition
Date and prior to the time an Acquiring Person owns 50% or more of the shares of Common Stock then outstanding.

          No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of ____________ __, ____

ATTEST:                       SPRINT CORPORATION


___________________________   By: ___________________________
Secretary                        Name:
                                 Title:

Countersigned:

UMB BANK, N.A.


By: ________________________________
          Authorized Signature

           [Form of Reverse Side of Rights Certificate]

                        FORM OF ASSIGNMENT


         (To be executed by the registered holder if such
           holder desires to transfer any or all of the
         Rights represented by this Rights Certificate.)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________
  (Please print name, address and social security or other
                identifying number of transferee)

___________________ (____) of the Rights represented by this Rights Certificate, together with all right, title and interest in and to said Rights, and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the
Rights on the books of Sprint Corporation, with full power of substitution.


Dated: _____________, ____
                              __________________________________
                              Signature

Signature Guaranteed:



                           CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  this Rights Certificate [    ] is [    ] is not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________, ____
                              __________________________________
                              Signature
Signature Guaranteed:

                              NOTICE


          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                   FORM OF ELECTION TO PURCHASE

    (To be executed by the registered holder if such holder desires to exercise any or all of the Rights represented by this Rights Certificate.)


To:  SPRINT CORPORATION:

          The undersigned hereby irrevocably elects to exercise __________________________ (____)Rights represented by this
Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:


Please insert social security
or taxpayer identification number _______________________________


_________________________________________________________________
                 (Please print name and address)

_________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or taxpayer identification number _______________________________


_________________________________________________________________
                 (Please print name and address)


_________________________________________________________________



Dated: __________, ____
                              __________________________________
                              Signature

Signature Guaranteed:

                           CERTIFICATE


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate
[    ] are [    ] are not being exercised by or on behalf of a
Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did  [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________, ____
                              ___________________________________
                              Signature

Signature Guaranteed:


                              NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                                                      EXHIBIT B-3


       [Form of Rights Certificate for Old Class A Rights]


Certificate No. AR-                               ________ Rights

NOT EXERCISABLE AFTER JUNE 25, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME, OR MAY ALREADY HAVE BECOME, NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


                  Old Class A Rights Certificate

                        SPRINT CORPORATION

          This certifies that                                   ,
or registered assigns, is the registered owner of the number of Old Class A Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of __________, 1998 (the "Rights Agreement"), between Sprint
Corporation, a Kansas corporation (the "Company"), and UMB Bank, n.a., a banking corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 25, 2007 (the "Final Expiration Date") at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, (A) if exercised prior to the filing of the Subsequent Charter Amendment (as such term is defined in the Rights Agreement) pursuant to K.S.A.
Section 17-6003(d), one one-thousandth of a fully paid, non-assessable share of Preferred Stock - Sixth Series, Junior Participating, without par value (the "Preferred Stock -- Sixth Series") of the Company, at a purchase price of $______ per one one-thousandth of a share of Preferred Stock -- Sixth Series (during this time period, the
"Purchase Price"), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the sum of (i) one one-thousandth of a fully paid, non-assessable share of Preferred Stock -- Series Sixth for each share represented by the quotient of the Number of Shares Issuable With Respect To The Old Class A Equity Interest In The FON Group (as such term is defined in the Rights Agreement) divided by the aggregate number of shares of Old Class A Common Stock (as such term is defined in the Rights Agreement) issued and outstanding at such time, at a purchase price equal to $__________ per one one-thousandth of a share of Preferred Stock -- Sixth Series
(such Purchase Price per one one-thousandth of a share of Preferred Stock -- Sixth Series is referred to as the "Old Class
A Sixth Series Purchase Price"), and (ii) one one-thousandth of a fully paid, non-assessable share of Preferred Stock - Eighth
Series, Junior Participating, without par value (the "Preferred
Stock -- Eighth Series") of the Company for each share represented by the quotient of the Number Of Shares Issuable With
Respect To The Old Class Equity Interest In The PCS Group (as such term is defined in the Rights Agreement) divided by the aggregate number of shares of Old Class A Common Stock issued and outstanding at such time, at a purchase price equal $_______ per one one-thousandth of a share of Preferred Stock -- Eighth Series
(such purchase per one one-thousandth of a share of Preferred
Stock -- Eighth Series is referred to as the "Old Class A Eighth
Series Purchase Price; the Old Class A Sixth Series Purchase
Price and the Old Class A Eighth Series Purchase Price are referred to collectively, during this time period, as the "Purchase Price"), upon presentation and surrender of this Rights
Certificate with the Form of Election to Purchase and related
Certificate duly executed. The Purchase Price may be paid in cash or by certified bank check or bank draft payable to the order of the Company. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be pur-chased upon exercise thereof) set forth above, and the Purchase
Price per share set forth above, are the number and Purchase
Price as of __________, 1998, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

_____________

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

          Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by
(i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person or of any such Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such
Section 11(a)(ii) Event.

          As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agree-ment).

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon presentation and surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of each of the Preferred Stock--Series Sixth and Preferred Stock--Series Eighth as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon presentation and surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of the applicable class or series (which the holder would have been entitled to receive upon the exercise thereof) of Common Stock (as such term is defined in the Rights Agreement) of the Company (subject to adjustment for any stock split, stock dividend or similar transaction) following the Stock Acquisition Date and prior to the time an Acquiring Person owns 50% or more of the shares of Common Stock then outstanding.

          No fractional shares of Preferred Stock--Series Sixth and Preferred Stock--Series Eighth will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock--Series Sixth and Preferred Stock--Series Eighth or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of ____________ __, ____

ATTEST:                            SPRINT CORPORATION


_________________________          By: __________________________
Secretary                              Name:
                                       Title:

Countersigned:

UMB BANK, N.A.


By: ________________________________
            Authorized Signature

           [Form of Reverse Side of Rights Certificate]

                        FORM OF ASSIGNMENT


         (To be executed by the registered holder if such
           holder desires to transfer any or all of the
         Rights represented by this Rights Certificate.)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________
     (Please print name, address and social security or other
                 identifying number of transferee)

_______________ (___) of the Rights represented by this Rights Certificate, together with all right, title and interest in and to said Rights, and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the
Rights on the books of Sprint Corporation, with full power of substitution.


Dated: _____________, ____
                                   ______________________________
                                   Signature

Signature Guaranteed:



                           CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  this Rights Certificate [    ] is [    ] is not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________, ____
                                   ______________________________
                                   Signature
Signature Guaranteed:

                              NOTICE


          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                   FORM OF ELECTION TO PURCHASE

        (To be executed by the registered holder if such
       holder desires to exercise any or all of the Rights
            represented by this Rights Certificate.)


To:  SPRINT CORPORATION:

          The undersigned hereby irrevocably elects to exercise _________________________ (____)Rights represented by this Rights
Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:


Please insert social security
or taxpayer identification number ______________________________


________________________________________________________________
                 (Please print name and address)


________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or taxpayer identification number ______________________________


________________________________________________________________
                 (Please print name and address)


________________________________________________________________



Dated: __________, ____
                                   _____________________________
                                   Signature

Signature Guaranteed:

                           CERTIFICATE


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate
[    ] are [    ] are not being exercised by or on behalf of a
Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did  [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________, ____
                                   ______________________________
                                   Signature

Signature Guaranteed:


                              NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                                                      EXHIBIT B-4


        [Form of Rights Certificate for Series DT Rights]


Certificate No. DTR-                              ________ Rights

NOT EXERCISABLE AFTER JUNE 25, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME, OR MAY ALREADY HAVE BECOME, NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


                   Series DT Rights Certificate

                        SPRINT CORPORATION

          This certifies that                                  ,
or registered assigns, is the registered owner of the number of Series DT Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of __________, 1998 (the "Rights Agreement"), between Sprint
Corporation, a Kansas corporation (the "Company"), and UMB Bank, n.a., a banking corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 25, 2007 (the "Final Expiration Date") at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, (A) if exercised prior to the filing of the Subsequent Charter Amendment (as such term is defined in the Rights Agreement) pursuant to K.S.A.
Section 17-6003(d), one one-thousandth of a fully paid, non-assessable share of Preferred Stock - Sixth Series, Junior Participating, without par value (the "Preferred Stock -- Sixth Series") of the Company, at a purchase price of $______ per one one-thousandth of a share of Preferred Stock -- Sixth Series
(during this time, the "Purchase Price"), and (B) if exercised after the filing of the Subsequent Charter Amendment pursuant to K.S.A. Section 17-6003(d), the sum of (i) one one-thousandth of a fully paid, non-assessable share of Preferred Stock -- Series
Sixth for each share represented by the quotient of the Number Of Shares Issuable With Respect To The Series DT Equity Interest In
The FON Group (as such term is defined in the Rights Agreement) divided by the aggregate number of shares of Class A Common Stock
- Series DT (as such term is defined in the Rights Agreement) issued and outstanding at such time, at a purchase price equal to $__________ per one one-thousandth of a share of Preferred Stock
-- Sixth Series (such purchase price per one one-thousandth of a share of Preferred Stock -- Sixth Series is referred to as the "Series DT Sixth Series Purchase Price"), and (ii) one one-thousandth of a fully paid, non-assessable share of Preferred
Stock - Eighth Series, Junior Participating, without par value
(the "Preferred Stock -- Eighth Series") of the Company for each share represented by the quotient of the Number Of Shares
Issuable With Respect To The Series DT Equity Interest In The PCS
Group (as such term is defined in the Rights Agreement) divided by the aggregate number of shares of Class A Common Stock -
Series DT issued and outstanding at such time, at a purchase price equal $_______ per one one-thousandth of a share of Preferred Stock -- Eighth Series (such purchase per one one-thousandth of a share of Preferred Stock -- Eighth Series is referred to as the "Series DT Eighth Series Purchase Price"; the
Series DT Sixth Series Purchase Price and the Series DT Eighth
Series Purchase Price are referred to collectively, during this time period, as the "Purchase Price"), upon presentation and sur-render of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase
Price may be paid in cash or by certified bank check or bank draft payable to the order of the Company. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of __________, 1998, based on the Preferred
Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event
(as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred
Stock will be issued.


_________________

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.


          Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by
(i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person or of any such Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such
Section 11(a)(ii) Event.

          As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agree-ment).

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon presentation and surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of each of the Preferred Stock--Series Sixth and Preferred Stock--Series Eighth as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon presentation and surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of the applicable class or series (which the holder would be entitled to receive upon exercise thereof) of Common Stock (as such term is defined in the Rights Agreement) of the Company (subject to adjustment for any stock split, stock dividend or similar transaction) following the Stock Acquisition Date and prior to the time an Acquiring Person owns 50% or more of the shares of Common Stock then outstanding.

          No fractional shares of Preferred Stock--Series Sixth and Preferred Stock--Series Eighth will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock--Series Sixth and Preferred Stock--Series Eighth or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of ____________ __, ____

ATTEST:                            SPRINT CORPORATION


_____________________________      By: __________________________
Secretary                             Name:
                                      Title:

Countersigned:

UMB BANK, N.A.


By: _________________________________
            Authorized Signature

           [Form of Reverse Side of Rights Certificate]

                        FORM OF ASSIGNMENT


         (To be executed by the registered holder if such
           holder desires to transfer any or all of the
         Rights represented by this Rights Certificate.)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________
     (Please print name, address and social security or other
                identifying number of transferee)

______________ (____) of the Rights represented by this Rights Certificate, together with all right, title and interest in and to said Rights, and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the
Rights on the books of Sprint Corporation, with full power of substitution.


Dated: _____________, ____
                                   _____________________________
                                   Signature

Signature Guaranteed:



                           CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  this Rights Certificate [    ] is [    ] is not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________, ____
                                   ______________________________
                                   Signature
Signature Guaranteed:

                              NOTICE


          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.

                   FORM OF ELECTION TO PURCHASE

         (To be executed by the registered holder if such
        holder desires to exercise any or all of the Rights
              represented by this Rights Certificate.)


To:  SPRINT CORPORATION:

          The undersigned hereby irrevocably elects to exercise ___________________________ (___)Rights represented by this
Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:


Please insert social security
or taxpayer identification number _______________________________


_________________________________________________________________
                 (Please print name and address)


_________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or taxpayer identification number _______________________________


_________________________________________________________________
                 (Please print name and address)


_________________________________________________________________



Dated: __________, ____
                                   ______________________________
                                   Signature

Signature Guaranteed:

                           CERTIFICATE


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate
[    ] are [    ] are not being exercised by or on behalf of a
Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)  after due inquiry and to the best knowledge of the
undersigned, it [    ] did  [    ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________, ____
                                   ______________________________
                                   Signature

Signature Guaranteed:


                              NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States.